Exhibit 99.1

EXECUTION VERSION

CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

PURCHASER

and

CITI REAL ESTATE FUNDING INC.

SELLER

MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of May 26, 2026

Benchmark 2026-V22 Mortgage Trust
Commercial Mortgage Pass-Through Certificates, Series 2026-V22

Annex A	Co-sponsored Mortgage Loans
Annex B	Mortgage Loans That Do Not Have a Due Date in the Month of the First Distribution Date
Annex C	Retained Uncertificated Interests and/or Class VRR Certificates
Exhibit A	Mortgage Loan Schedule
Exhibit B	Mortgage Loan Representations and Warranties
Schedule B-1 List of Mortgage Loans with Existing Mezzanine Debt
Schedule B-2 List of Mortgage Loans with Future Permitted Mezzanine Debt
Schedule B-3 List of Cross-Collateralized and Cross-Defaulted Mortgage Loans
Exhibit C	Exceptions to Mortgage Loan Representations and Warranties
Exhibit D	Form of Seller Certificate
Exhibit E	Outside Serviced Mortgage Loan Provisions
Exhibit F	Form of Diligence File Certification
Exhibit G	Form of Power of Attorney
Exhibit H	Notices
Exhibit I	Representations and Warranties for Trust Subordinate Companion Loan
-i-

This Mortgage Loan Purchase Agreement (“Agreement”), dated as of May 26, 2026, is between Citigroup Commercial Mortgage Securities Inc., a Delaware corporation, as purchaser (the “Purchaser”), and Citi Real Estate Funding Inc., a New York corporation (“CREFI”), as seller (the “Seller”).

Capitalized terms used in this Agreement and not defined herein (unless otherwise specified) shall have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of May 1, 2026 (the “Pooling and Servicing Agreement”), between the Purchaser, as depositor (in such capacity, the “Depositor”), Trimont LLC, as master servicer (in such capacity, the “Master Servicer”), LNR Partners, LLC, as special servicer (in such capacity, the “Special Servicer”), BellOak, LLC, as operating advisor (in such capacity, the “Operating Advisor”) and as asset representations reviewer (in such capacity, the “Asset Representations Reviewer”), Citibank, N.A., as certificate administrator (in such capacity, the “Certificate Administrator”), and Wilmington Savings Fund Society, FSB, as trustee (in such capacity, the “Trustee”), pursuant to which the Purchaser will transfer the Mortgage Loans (as defined herein), together with certain other commercial, multifamily and/or manufactured housing community mortgage loans (collectively, the “Other Loans”), to a trust fund (the “Trust Fund”). In exchange for the Mortgage Loans and the Other Loans, the Trust Fund will issue, to or at the direction of the Depositor, certificates to be known as Benchmark 2026-V22 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2026-V22 (collectively, the “Certificates”), and any Uncertificated Interests (if applicable).

For purposes of this Agreement, “Mortgage Loans” refers to the mortgage loans listed on Exhibit A to this Agreement (including as reflected in any footnotes to such exhibit); “Mortgaged Properties” refers solely to the Mortgaged Properties (within the meaning of the Pooling and Servicing Agreement) securing such Mortgage Loans; and “Mortgagors” refers solely to the “Mortgagors” (within the meaning of the Pooling and Servicing Agreement) with respect to such Mortgage Loans.

Notwithstanding the foregoing, if the Seller is selling one or more Mortgage Loans that are part of one or more Co-sponsored Mortgage Loans (within the meaning of the Pooling and Servicing Agreement), each such Co-sponsored Mortgage Loan is identified on Annex A to this Agreement. A “Co-sponsored Mortgage Loan” under the Pooling and Servicing Agreement: (i) is evidenced by two or more separate Notes being sold to the Purchaser by two or more separate sellers (also referred to as Applicable Co-sponsors), as identified on Annex A to this Agreement (if the Seller is one of those Applicable Co-Sponsors); (ii) may, but need not, be part of a Whole Loan; and (iii) if such Co-sponsored Mortgage Loan is part of a Whole Loan, constitutes the entire portion of such Whole Loan that is being contributed to the Trust (with other Notes evidencing Companion Loans constituting part of such Whole Loan that are not contributed to the Trust). “Applicable Co-sponsor” means, as to each Co-sponsored Mortgage Loan, each seller of the subject Notes to the Purchaser, as identified on Annex A to this Agreement. Notwithstanding anything to the contrary in this Agreement or the Pooling and Servicing Agreement, with respect to each Co-sponsored Mortgage Loan, although the term “Mortgage Loan” under the Pooling and Servicing Agreement and the Offering Documents means the entire such Co-sponsored Mortgage Loan, for the purposes of determining any rights or obligations of the Seller and the related Applicable Co-sponsor(s) with respect to such Co-sponsored Mortgage Loan under this Agreement, the Pooling and Servicing Agreement or any Applicable Co-sponsor’s related mortgage loan purchase agreement, except as otherwise provided in Section 11.02(b) of the Pooling and Servicing Agreement, the term “Mortgage Loan” refers to the portion of such Co-sponsored Mortgage Loan evidenced by the related Note(s) contributed to the Trust by such Applicable Co-sponsor and such Note(s) shall be treated like a separate Mortgage Loan.

The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

SECTION 1        Sale and Conveyance of Mortgages; Possession of Mortgage File. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, representation or warranty (except as otherwise specifically set forth herein), subject to the rights of the holders of interests in any related Companion Loan (other than any Trust Subordinate Companion Loan), all of its right, title and interest in and to the Mortgage Loans secured by the Mortgaged Properties identified on Exhibit A to this Agreement (the “Mortgage Loan Schedule”), including all interest and principal received or receivable on or with respect to the Mortgage Loans after the Cut-off Date (and, in any event, excluding payments of principal and interest and other amounts due and payable on the Mortgage Loans on or before the Cut-off Date and excluding any Retained Defeasance Rights and Obligations with respect to the Mortgage Loans).

In addition, on the Closing Date, solely in the event the initial Distribution Date occurs in February (except during a leap year) or March, the Seller shall cause to be delivered to the Master Servicer (for deposit into the Collection Account) or the Certificate Administrator (for deposit into the Interest Reserve Account) (as provided in the Pooling and Servicing Agreement) for the benefit of the Trust Fund the aggregate Initial Interest Deposit Amount with respect to those Mortgage Loans that accrue interest on an Actual/360 Basis, which “Initial Interest Deposit Amount” for each such Mortgage Loan shall represent an amount equal to (i) if the initial Distribution Date is in February, one day of interest (except during a leap year), and (ii) if the initial Distribution Date is in March, two days of interest (or one day of interest during a leap year), in each case, at the related Net Mortgage Rate on the related Cut-off Date Balance of each such Mortgage Loan. For the avoidance of doubt, no Initial Interest Deposit Amount will be due and owing if (i) the initial Distribution Date does not occur in February or March, or (ii) if the initial Distribution Date occurs in February during a leap year.

In addition, on the Closing Date, if one or more Mortgage Loans is identified on Annex B to this Agreement (which Mortgage Loans do not have a Due Date in the month of the first Distribution Date), the Seller shall cause to be delivered to the Master Servicer or the Certificate Administrator (as provided in the Pooling and Servicing Agreement), for deposit into the account set forth in the Pooling and Servicing Agreement on behalf of the Seller and for the benefit of the Trust Fund, the Initial Month’s Interest Deposit Amount with respect to each such Mortgage Loan, which “Initial Month’s Interest Deposit Amount” shall represent an amount equal to one-month’s interest accrued with respect to each such Mortgage Loan at the related Mortgage Rate for the month preceding the month of the first Distribution Date.

Upon the sale of the Mortgage Loans, the ownership of each related Note, the Seller’s interest in the related Mortgage represented by the Note and the other contents of the related Mortgage File (subject to the rights of the holders of interests in any related Companion Loan that is not a Trust Subordinate Companion Loan) will be vested in the Purchaser and immediately thereafter the Trustee, and the ownership of records and documents with respect to each Mortgage Loan (other than those to be held by the holder of any related Companion Loan that is not a Trust Subordinate Companion Loan) prepared by or which come into the possession of the Seller shall (subject to the rights of the holders of interests in any related Companion Loan that is not a Trust Subordinate Companion Loan) immediately vest in the Purchaser and immediately thereafter the Trustee. In connection with the transfer pursuant to this Section 1 of any Mortgage Loan that is part of a Whole Loan, the Seller does hereby assign to the Purchaser all of its rights, title and interest (solely in its capacity as the holder of the subject Mortgage Loan) in, to and under the related Co-Lender Agreement (it being understood and agreed that the Seller does not assign any right, title or interest that it or any other party may have thereunder in its capacity as the holder of any related Companion Loan that is not a Trust Subordinate Companion Loan). The Seller’s assignment of any Outside Serviced Mortgage Loan is subject to the terms and conditions of the applicable Outside Servicing Agreement and the related Co-Lender Agreement.

The Purchaser will sell: (i) the Public Certificates to the Underwriters pursuant to the Underwriting Agreement, dated as of the first pricing date with respect to the Certificates (the “Underwriting Agreement”), between the Purchaser and the Underwriters; (ii) the Private Certificates (exclusive of any Class VRR Certificates or Loan-Specific Certificates) to the Initial Purchasers (the Initial Purchasers, collectively with the Underwriters, are referred to herein as the “Dealers”) pursuant to the Purchase Agreement, dated as of the first pricing date with respect to the Certificates (the “Certificate Purchase Agreement”), between the Purchaser and the Initial Purchasers; and (iii) if applicable, any classes of Loan-Specific Certificates pursuant to a related purchase agreement (a “Loan-Specific Certificate Purchase Agreement”) between the Purchaser and any applicable Loan-Specific Initial Purchasers identified therein (also “Dealers”).

The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As the consideration for the Mortgage Loans, the Purchaser shall: (i) pay, by wire transfer of immediately available funds, to the Seller or at the Seller’s direction that sum set forth in the funding schedule approved by the Seller and the Purchaser relating to the sale of the Mortgage Loans contemplated hereby (but subject to certain post-settlement adjustments for expenses incurred by the Underwriters and the Initial Purchasers on behalf of the Depositor and for which the Seller is specifically responsible); and (ii) if the Seller is listed on Annex C to this Agreement, cause the Uncertificated Interests or Class VRR Certificates identified on Annex C hereto to be registered under the Pooling and Servicing Agreement in the name of the Seller or any designee of the Seller identified on Annex C hereto.

The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

SECTION 2        Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage (other than with respect to any Outside Serviced Mortgage Loan) and each Note shall be transferred to the Trustee subject to and in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust on behalf of the Trustee (for the benefit of the Trust Interest Owners) as the owner of such Mortgage Loan and shall be transferred promptly to the Certificate Administrator. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and all recoveries and payments of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

The transfer of each Mortgage Loan shall be reflected on the Seller’s balance sheets and other financial statements as the sale of such Mortgage Loan by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes. Following the transfer of the Mortgage Loans by the Seller to the Purchaser, the Seller shall not take any actions inconsistent with the ownership of the Mortgage Loans by the Purchaser and its assignees.

The transfer of each Mortgage Loan shall be reflected on the Purchaser’s balance sheets and other financial statements as the purchase of such Mortgage Loan by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes. The Purchaser shall be responsible for maintaining, and shall maintain, a set of records for each Mortgage Loan which shall be clearly marked to reflect the transfer of ownership of each Mortgage Loan by the Seller to the Purchaser pursuant to this Agreement.

It is expressly agreed and understood that, notwithstanding the assignment of the Loan Documents, it is expressly intended that the Seller will receive the benefit of any securitization indemnification provisions in the Loan Documents.

SECTION 3        Delivery of Mortgage Loan Documents; Additional Costs and Expenses.

(a)                The Purchaser hereby directs the Seller, and the Seller hereby agrees, such agreement effective upon the transfer of the Mortgage Loans as contemplated herein, to deliver to and deposit with (or to cause to be delivered to and deposited with) the Custodian (on behalf of the Trustee), with copies (other than with respect to an Outside Serviced Mortgage Loan) to be delivered to the Master Servicer, on the dates set forth in Section 2.01 of the Pooling and Servicing Agreement, all documents, instruments and agreements required to be delivered by the Purchaser, or contemplated to be delivered by the Seller (whether at the direction of the Purchaser or otherwise), to the Custodian and the Master Servicer, with respect to the Mortgage Loans under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01 of the Pooling and Servicing Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged or other related Seller communications, credit underwriting, due diligence analyses or data, or internal worksheets, memoranda, communications or evaluations.

With respect to letters of credit (exclusive of those relating to an Outside Serviced Mortgage Loan), the Seller shall deliver to the Master Servicer, and the Pooling and Servicing Agreement shall require the Master Servicer to hold, the original (or copy, if such original has been submitted by the Seller to the issuing bank to effect an assignment or amendment of such letter of credit (changing the beneficiary thereof to the Trustee (in care of the Master Servicer) for the benefit of Trust Interest Owners and, if applicable, the related Serviced Companion Loan

Holder(s), to the extent required in order for the Master Servicer to draw on such letter of credit on behalf of the Trustee for the benefit of Trust Interest Owners and, if applicable, the related Serviced Companion Loan Holder(s) in accordance with the applicable terms thereof and/or of the related Loan Documents)) and the Seller shall be deemed to have satisfied any such delivery requirements by delivering with respect to any letter(s) of credit a copy thereof to the Custodian together with an Officer’s Certificate of the Seller certifying that such document has been delivered to the Master Servicer or an Officer’s Certificate from the Master Servicer certifying that it holds the letter(s) of credit pursuant to Section 2.01(b) of the Pooling and Servicing Agreement. If a letter of credit referred to in the previous sentence is not in a form that would allow the Master Servicer to draw on such letter of credit on behalf of the Trustee for the benefit of Trust Interest Owners and, if applicable, the related Serviced Companion Loan Holder(s) in accordance with the applicable terms thereof and/or of the related Loan Documents, the Seller shall deliver the appropriate assignment or amendment documents (or copies of such assignment or amendment documents if the Seller has submitted the originals to the related issuer of such letter of credit for processing) to the Master Servicer within 90 days of the Closing Date. The Seller shall pay any costs of assignment or amendment of such letter(s) of credit required in order for the Master Servicer to draw on such letter(s) of credit on behalf of the Trustee for the benefit of Trust Interest Owners and, if applicable, the related Serviced Companion Loan Holder(s), and shall cooperate with the reasonable requests of the Master Servicer or the Special Servicer, as applicable, in connection with effectuating a draw under any such letter of credit prior to the date such letter of credit is assigned or amended in order that it may be drawn by the Master Servicer on behalf of the Trustee for the benefit of Trust Interest Owners and, if applicable, the related Serviced Companion Loan Holder(s).

(b)               Except with respect to any Outside Serviced Mortgage Loan, the Seller shall deliver to and deposit with (or cause to be delivered to and deposited with) the Master Servicer (and electronically to the Special Servicer) within five (5) Business Days after the Closing Date: (i) a copy of the Mortgage File; (ii) all documents and records not otherwise required to be contained in the Mortgage File that (A) relate to the origination and/or servicing and administration of the Mortgage Loans and any related Serviced Companion Loans, (B) are reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loans (including any related asset summaries that were delivered to the Rating Agencies in connection with the rating of the Certificates, material notices related to tenant leases, and any related operating statements, financial statements, appraisals or similar reports) or any related Serviced Companion Loans or for evidencing or enforcing any of the rights of the holder of the Mortgage Loans or any related Serviced Companion Loans or holders of interests therein, and (C) are in the possession or under the control of the Seller; and (iii) all unapplied Escrow Payments and reserve funds in the possession or under control of the Seller that relate to the Mortgage Loans and any related Serviced Companion Loans together with a statement indicating which Escrow Payments and reserve funds are allocable to each Mortgage Loan or any related Serviced Companion Loans; provided that the Seller shall not be required to deliver any draft documents, privileged or other related Seller communications, credit underwriting, due diligence analyses or data, or internal worksheets, memoranda, communications or evaluations. Notwithstanding the foregoing, this Section 3(b) shall not apply to any Outside Serviced Mortgage Loan.

(c)                With respect to any Serviced Mortgage Loan secured by any Mortgaged Property that is subject to a franchise agreement with a related comfort letter in favor of the Seller that requires notice to or request of the related franchisor to transfer or assign any such related comfort letter to the Trustee for the benefit of the Trust Interest Owners (and, if applicable, the related Serviced Companion Loan Holder(s)) or have a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) issued in the name of the Trustee for the benefit of the Trust Interest Owners (and, if applicable, the related Serviced Companion Loan Holder(s)), the Seller or its designee shall, within 45 days of the Closing Date (or any shorter period if required by the applicable comfort letter), provide any such required notice or make any such required request to the related franchisor for the transfer or assignment of such comfort letter or issuance of a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter), with a copy of such notice or request to the Custodian (who shall include such document in the related Mortgage File), the Special Servicer and the Master Servicer, and the Master Servicer shall use reasonable efforts in accordance with the Servicing Standard to acquire such replacement comfort letter, if necessary (or to acquire any such new document or acknowledgement as may be contemplated under the existing comfort letter), and the Master Servicer shall, as soon as reasonably practicable following receipt thereof, deliver the original of such replacement comfort letter, new document or acknowledgement, as applicable, to the Custodian for inclusion in the Mortgage File.

(d)               Notwithstanding anything to the contrary contained herein, with respect to each Co-sponsored Mortgage Loan, the obligations of each of the Applicable Co-sponsors to deliver Note(s) to the Custodian shall be limited to delivery to the Custodian of only the Note(s) held by such Applicable Co-sponsor. With respect to each Co-sponsored Mortgage Loan, the obligations of each of the Applicable Co-sponsors to deliver the remaining portion of the related Mortgage File or any remaining document required to be delivered with respect thereto shall be joint and several, provided that any one of the Applicable Co-sponsors may deliver one Mortgage File (exclusive of the related Notes) or one of any other remaining document required to be delivered with respect to such Co-sponsored Mortgage Loan hereunder and under the mortgage loan purchase agreement(s) between the Purchaser and the other Applicable Co-sponsor(s), and such delivery shall satisfy the corresponding delivery requirements for both the Seller and the other Applicable Co-sponsor(s).

(e)                Upon written request from the Special Servicer, the Seller shall deliver a power of attorney substantially in the form of Exhibit G to this Agreement to the Special Servicer, that permits the Special Servicer to take such other action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to any Mortgage Loan which have not been delivered, assigned or recorded at the time required for enforcement actions by the Special Servicer on behalf of the Trust Fund.

SECTION 4        Treatment as a Security Agreement. Pursuant to Section 1 hereof, the Seller has conveyed to the Purchaser all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller’s right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (and, in any event, excluding scheduled payments of principal and interest due on or before the Cut-off Date) and all proceeds thereof, and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

SECTION 5        Covenants of the Seller. The Seller covenants with the Purchaser as follows:

(a)                with respect to the Mortgage Loans (other than any Outside Serviced Mortgage Loan), it shall record and file, or cause a third party on its behalf to record and file, in the appropriate public recording office for real property records or UCC financing statements, as appropriate, each related assignment of Mortgage and assignment of Assignment of Leases, and each related UCC-3 financing statement referred to in the definition of Mortgage File, in each case in favor of the Trustee, as and to the extent contemplated under Section 2.01(c) of the Pooling and Servicing Agreement. All out of pocket costs and expenses relating to the recordation or filing of such assignments of Assignment of Leases, assignments of Mortgage and financing statements shall be paid by (or caused to be paid by) the Seller. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure such defect or cause such defect to be cured, as the case may be, and the Seller shall record or file, or cause the recording or filing of, such substitute or corrected document or instrument, or with respect to any assignments that a third party on the Seller’s behalf has agreed to record or file as described in the Pooling and Servicing Agreement, the Seller shall deliver such substitute or corrected document or instrument to such third party (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, the then holder of such Mortgage Loan);

(b)               as to each Mortgage Loan (except with respect to any Outside Serviced Mortgage Loan), if the Seller cannot deliver or cause to be delivered the documents and/or instruments referred to in clauses (2), (3), (6) (if recorded) and (15) of the definition of “Mortgage File” in the Pooling and Servicing Agreement solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as applicable, it shall forward to the Custodian a copy of the original certified by the Seller or the title agent to be a true and complete copy of the original thereof submitted for recording. The Seller shall cause each assignment referred to in Section (5)(a) above that is recorded and the file copy of each UCC-3 assignment referred to in Section (5)(a) above to reflect that it should be returned by the public recording or filing office to the Custodian or its agent following recording (or, alternatively, to the Seller or its designee, in which case the Seller shall deliver or cause the delivery of the recorded/filed original to the Custodian promptly following receipt); provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Seller or its designee shall obtain and provide to the Custodian a certified copy of the recorded original. On a monthly basis, at the expense of the Seller, the Custodian shall forward to the Master Servicer a copy of each of the aforementioned assignments following the Custodian’s receipt thereof;

(c)                except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, it shall take any action reasonably required by the Purchaser, the Certificate Administrator, the Trustee or the Master Servicer in order to assist and facilitate the transfer of the servicing of the Mortgage Loans (other than any Outside Serviced Mortgage Loan) to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Trust Interest Owners and any related Serviced Companion Loan Holder(s). Notwithstanding the foregoing, this Section 5(c) shall not apply with respect to any Outside Serviced Mortgage Loan;

(d)               the Seller shall provide the Master Servicer the initial data with respect to each Mortgage Loan for the CREFC® Financial File and the CREFC® Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement;

(e)                if (during the period of time that the Underwriters are required, under applicable law, to deliver a prospectus related to the Public Certificates in connection with sales of the Public Certificates by an Underwriter or a dealer) the Seller has obtained actual knowledge of undisclosed or corrected information related to an event that occurred prior to the Closing Date, which event causes there to be an untrue statement of a material fact with respect to the Seller Information (as such term is defined in the Indemnification Agreement referred to below) in the Prospectus, the Offering Circular or any Loan-Specific Offering Circular (the Prospectus, the Offering Circular and any Loan-Specific Offering Circular are collectively referred to herein as the “Offering Documents”), or causes there to be an omission to state therein a material fact with respect to the Seller Information required to be stated therein or necessary to make the statements therein with respect to the Seller Information, in the light of the circumstances under which they were made, not misleading, then the Seller shall promptly notify the Dealers and the Depositor. If as a result of any such event the Dealers’ legal counsel determines that it is necessary to amend or supplement the Offering Documents in order to correct the untrue statement, or to make the statements therein, in the light of the circumstances when the Offering Documents are delivered to a purchaser, not misleading, or to make the Offering Documents in compliance with applicable law, the Seller shall (to the extent that such amendment or supplement solely relates to the Seller Information), at the expense of the Seller, do all things reasonably necessary to assist the Depositor to prepare and furnish to the Dealers, such amendments or supplements to the Offering Documents as may be necessary so that the Seller Information in the Offering Documents, as so amended or supplemented, will not contain an untrue statement, will not, in the light of the circumstances when the Offering Documents are delivered to a purchaser, be misleading and will comply with applicable law. The Seller has executed and delivered (or is required to execute and deliver) the Indemnification Agreement, dated as of the first pricing date with respect to the Certificates, between, among others, the Dealers, the Seller and the Depositor (the “Indemnification Agreement” and, together with this Agreement, the “Operative Documents”) covering the Seller Information in the Offering Documents. Notwithstanding the foregoing, the Seller shall have no affirmative obligation to monitor the performance of the Mortgage Loans or any changes in condition or circumstance of any Mortgaged Property, Mortgagor, guarantor or any of their Affiliates after the Closing Date in connection with its obligations under this Section 5(e);

(f)                for so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall: (1) provide the Depositor and the Certificate Administrator with any Additional Form 10-D Disclosure, any Additional Form 10-K Disclosure and any Form 8-K

Disclosure Information for which the Seller is responsible as indicated on Exhibit U, Exhibit V and Exhibit Z to the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement; provided that, in connection with providing Additional Form 10-K Disclosure and the Seller’s reporting obligations under Item 1119 of Regulation AB, upon reasonable request by the Seller, the Purchaser shall provide the Seller with a list of all parties to the Pooling and Servicing Agreement and any other Servicing Function Participant; and (2) reasonably cooperate with each of the Depositor, the Master Servicer and the Certificate Administrator, upon the reasonable request of such party, by providing all Mortgage Loan related documents, data and information in the possession of the Seller at or prior to the Closing Date and on the date of such request and necessary for the ongoing compliance by the Depositor and the Trust with the requirements of Form 10-D with respect to Items 1111 and 1125 of Regulation AB; provided, that the Seller shall not be required to provide any documents that are proprietary to the related originator or the Seller or any draft documents, privileged or internal communications, credit underwriting or due diligence analysis;

(g)               within sixty (60) days after the Closing Date, the Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan (other than any related Trust Subordinate Companion Loan) to the Depositor by uploading such Diligence File (including, if applicable, any additional documents that the Seller believes should be included to enable the Asset Representations Reviewer to perform an Asset Review on such Mortgage Loan; provided that such documents are clearly labeled and identified) to the Designated Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably requested by the Depositor;

(h)               within sixty (60) days after the Closing Date, the Seller shall provide the Depositor (with a copy to each of the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Custodian, the Controlling Class Representative, the Asset Representations Reviewer and the Operating Advisor) with a certification by an authorized officer of the Seller, substantially in the form of Exhibit F to this Agreement, that the electronic copy of the Diligence File for each Mortgage Loan uploaded to the Designated Site contains all documents required under the definition of “Diligence File” and such Diligence Files are organized and categorized in accordance with the electronic file structure reasonably requested by the Depositor, which such certification or copies thereof may be sent via email;

(i)                 upon written request of the Asset Representations Reviewer (in the event that the Asset Representations Reviewer reasonably determines that any Review Materials made available or delivered to the Asset Representations Reviewer are missing any documents required to complete any Test for a Mortgage Loan (other than any related Trust Subordinate Companion Loan) that is a Delinquent Loan), the Seller shall provide to the Asset Representations Reviewer within ten (10) Business Days of receipt of such written request (which time period may be extended upon the mutual agreement of the Seller and the Asset Representations Reviewer), such documents requested by the Asset Representations Reviewer and in the possession of the Seller relating to each such Delinquent Loan to enable the Asset Representations Reviewer to complete any Test for each such Delinquent Loan, but only to the extent such documents are in the possession of the Seller; provided that the Seller shall not be required to provide any documents that are proprietary to the related originator or the Seller or any draft documents, privileged or internal communications, credit underwriting or due diligence analysis;

(j)                 upon the completion of an Asset Review with respect to each Mortgage Loan (other than any related Trust Subordinate Companion Loan) that is a Delinquent Loan and receipt by the Seller of a written invoice from the Asset Representations Reviewer, the Seller shall pay to the Asset Representations Reviewer, within forty-five (45) days after receipt of such written invoice, the Asset Representations Reviewer Asset Review Fee with respect to such Delinquent Loan as set forth in Section 11.02(b) of the Pooling and Servicing Agreement, subject to adjustment with respect to any Co-sponsored Mortgage Loan(s), as set forth in Section 11.02(b) of the Pooling and Servicing Agreement;

(k)               if the Preliminary Asset Review Report indicates that any of the representations and warranties fails or is deemed to fail any Test, the Seller shall have 90 days from receipt of the Preliminary Asset Review Report (the “Cure/Contest Period”) to remedy or otherwise refute the Test failure indicated in the Preliminary Asset Review Report. If the Seller elects to refute the Test failure indicated in the Preliminary Asset Review Report, the Seller shall provide to the Special Servicer and the Asset Representations Reviewer any documents or any explanations to support (i) a conclusion that a subject representation and warranty has not failed a Test or (ii) a claim that any missing documents in the Review Materials are not required to complete a Test;

(l)                 the Seller acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03 of the Pooling and Servicing Agreement with respect to any Mortgage Loan that is not a Trust Subordinate Companion Loan, the Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to the resolution method;

(m)             the Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon (i) any failure of the Seller to pay the fees described under Section 5(j) above within 90 days of written request by the Asset Representations Reviewer or (ii) any failure by the Seller to provide all documents required to be delivered by it pursuant to Sections 5(g) and 5(i) of this Agreement and under the definition of “Diligence File” in the Pooling and Servicing Agreement within 60 days of the Closing Date (or such later date specified herein or in the Pooling and Servicing Agreement); and

(n)               with respect to any Mortgage Loan that is (or may become pursuant to the related Co-Lender Agreement) part of an Outside Serviced Whole Loan, (x) in the event that the Closing Date occurs on or prior to the closing date of the related Outside Securitization Trust (such event, the “Outside Securitization”), the Seller shall provide (or cause to be provided) to the Depositor (and counsel thereto) and the Certificate Administrator (i) written notice in a timely manner of (but no later than three (3) Business Days prior to) the closing date of such Outside Securitization, and (ii) no later than one (1) Business Day after the closing date of such Outside Securitization, a copy of the Outside Servicing Agreement in an EDGAR-compatible format, and (y) in the event that the Closing Date occurs after the closing date of the Outside Securitization, the Seller shall provide, or cause the Outside Depositor to provide, the Depositor (and counsel thereto) with a copy of the related Outside Servicing Agreement (together with any amendments thereto) in an EDGAR-compatible format by the later of (i) two (2) Business Days prior to the Closing Date and (ii) one (1) Business Day after the closing date of such Outside Securitization.

SECTION 6        Representations and Warranties.

(a)                The Seller represents and warrants to the Purchaser as of the date hereof and as of the Closing Date that:

(i)                                  The Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation with full power and authority to own its assets and conduct its business, is duly qualified as a foreign organization in good standing in all jurisdictions to the extent such qualification is necessary to hold and sell the Mortgage Loans or otherwise comply with its obligations under this Agreement except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder, and the Seller has taken all necessary action to authorize the execution and delivery of, and performance under, the Operative Documents and has duly executed and delivered each Operative Document, and has the power and authority to execute, deliver and perform under each Operative Document and all the transactions contemplated hereby and thereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with this Agreement;

(ii)                               Assuming the due authorization, execution and delivery of this Agreement by the Purchaser, this Agreement will constitute a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities;

(iii)                            The execution and delivery of each Operative Document by the Seller and the performance of its obligations hereunder and thereunder will not conflict with any provision of any law or regulation to which the Seller is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Seller’s organizational documents or any agreement or instrument to which the Seller is a party or by which it is bound, or any order or decree applicable to the Seller, or result in the creation or imposition of any lien on any of the Seller’s assets or property, in each case, which would materially and adversely affect the ability of the Seller to carry out the transactions contemplated by the Operative Documents;

(iv)                           There is no action, suit, proceeding or investigation pending or, to the Seller’s knowledge, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Seller to carry out the transactions contemplated by each Operative Document;

(v)                              The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that, in the Seller’s good faith and reasonable judgment, is likely to materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that, in the Seller’s good faith and reasonable judgment, is likely to materially and adversely affect its performance under any Operative Document;

(vi)                           No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, each Operative Document or the consummation of the transactions contemplated hereby or thereby, other than those which have been obtained by the Seller and those filings and recordings of Loan Documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date;

(vii)                        The transfer, assignment and conveyance of the Mortgage Loans by the Seller to the Purchaser is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction; and

(viii)                     The Seller is solvent, and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken by the Seller with the intent to hinder, delay or defraud any of the Seller’s creditors.

(b)               The Purchaser represents and warrants to the Seller as of the Closing Date that:

(i)                                  The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder, and the Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has duly executed and delivered this Agreement, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby;

(ii)                               Assuming the due authorization, execution and delivery of this Agreement by the Seller, this Agreement will constitute a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(iii)                            The execution and delivery of this Agreement by the Purchaser and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Purchaser is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Purchaser’s organizational documents or any agreement or instrument to which the Purchaser is a party or by which it is bound, or any order or decree applicable to the Purchaser, or result in the creation or imposition of any lien on any of the Purchaser’s assets or property, in each case which would materially and adversely affect the ability of the Purchaser to carry out the transactions contemplated by this Agreement;

(iv)                           There is no action, suit, proceeding or investigation pending or, to the Purchaser’s knowledge, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to perform under the terms of this Agreement;

(v)                              The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance under any Operative Document;

(vi)                           No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement or the consummation of the transactions contemplated by this Agreement other than those that have been obtained by the Purchaser; and

(vii)                        The Purchaser has (i) prepared a report on Form ABS-15G under the Exchange Act (the “Form 15G”) that attaches the Accountants’ Third-Party Due Diligence Report (as defined herein) (a final draft of which Form 15G was provided to the Seller at least 5 business days before the first pricing date with respect to the Certificates); and (ii) furnished the Form 15G to the Commission (as defined herein) on EDGAR at least 5 business days before the first pricing date with respect to the Certificates as required by Rule 15Ga-2 under the Exchange Act.

(c)                The Seller further makes the representations and warranties as to the Mortgage Loans (other than any related Trust Subordinate Companion Loan) set forth on Exhibit B to this Agreement as of the Cut-off Date or such other date set forth in such representations and warranties on Exhibit B to this Agreement, which representations and warranties are subject to the exceptions thereto set forth on Exhibit C to this Agreement. If the Seller’s Mortgage Loans contain a related Trust Subordinate Companion Loan, then such Seller further makes the representations and warranties as to such related Trust Subordinate Companion Loan set forth on Exhibit I to this Agreement (if any) as of the Cut-off Date or such other date set forth in such representations and warranties on Exhibit I to this Agreement.

(d)               Pursuant to the Pooling and Servicing Agreement, if (i) any party thereto (other than the Asset Representations Reviewer) discovers or receives notice alleging that any document required to be included in a Mortgage File by (or on behalf of) the Seller has not been properly executed, is missing, contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule, or does not appear to be regular on its face (each, a “Document Defect”), or discovers or receives notice alleging a breach of any representation or warranty of the Seller made pursuant to Section 6(c) of this Agreement with respect to any Mortgage Loan (a “Breach”) or (ii) the Special Servicer or (in the event the Special Servicer is not also copied on such Repurchase Request) the Purchaser receives a Repurchase Request, then such party is required to give prompt written notice thereof to the Seller.

(e)                Pursuant to the Pooling and Servicing Agreement, the Enforcing Servicer is required to determine whether any such Document Defect or Breach with respect to any Mortgage Loan materially and adversely affects, or such Document Defect is deemed in accordance with Section 2.03 of the Pooling and Servicing Agreement to materially and adversely affect, the value of the Mortgage Loan, the value of the related Mortgaged Property (or any related REO Property) or the interests of the Trustee or any Trust Interest Owner in the related Mortgage Loan or the related Mortgaged Property (or any related REO Property) or causes any Mortgage Loan to fail to be a Qualified Mortgage (any such Document Defect shall constitute a “Material Document Defect” and any such Breach shall constitute a “Material Breach”; and a Material Breach and/or a Material Document Defect, as the case may be, shall constitute a “Material Defect”). If such Document Defect or Breach has been determined to be a Material Defect, then the Enforcing Servicer will be required to give prompt written notice thereof to the Seller, demanding that the Seller cure such Material Defect. Promptly upon becoming aware of any such Material Defect (including, without limitation, through a written notice given by any party to the Pooling and Servicing Agreement, as provided above if the Document Defect or Breach identified therein is a Material Defect), the Seller shall, not later than 90 days from the earlier of the Seller’s (x) discovery of, and (y) receipt of notice of and receipt of a demand to take action with respect to such Material Defect (or, in the case of a Material Defect relating to a Mortgage Loan not being a Qualified Mortgage, not later than 90 days from any party discovering such Material Defect), cure the same in all material respects (which cure shall include payment of any losses and Additional Trust Fund Expenses associated therewith (including, if applicable, the amount of any fees of the Asset Representations Reviewer payable pursuant to Section 5(j) above attributable to the Asset Review of such Mortgage Loan)) or, if such Material Defect cannot be cured within such 90-day period, the Seller shall (before the end of such 90-day period) either: (i) repurchase the affected Mortgage Loan or any related REO Property (or the Trust Fund’s interest therein with respect to any Split Mortgage Loan) at the applicable Purchase Price by wire transfer of immediately available funds to the Collection Account; or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing Date and in no event shall any such substitution be effected with respect to any Trust Subordinate Companion Loan) and pay the Master Servicer, for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith;

provided, that the Seller may not repurchase any Trust Subordinate Companion Loan without repurchasing its Mortgage Loan that is part of the same Whole Loan (so long as there is a Material Defect with respect to such Mortgage Loan); and provided, further, however, that if (i) such Material Defect is capable of being cured but not within such 90-day period, (ii) such Material Defect is not related to any Mortgage Loan’s not being a Qualified Mortgage and (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Defect within such 90-day period, then the Seller shall have an additional 90 days to complete such cure (or, in the event of a failure to so cure, to complete such repurchase of the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above) it being understood and agreed that, in connection with the Seller’s receiving such additional 90-day period, the Seller shall deliver an Officer’s Certificate to the Trustee, the Master Servicer, the Special Servicer and the Certificate Administrator setting forth the reasons such Material Defect is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Defect will be cured within such additional 90-day period; and provided, further, that, if any such Material Defect is still not cured after the initial 90-day period and any such additional 90-day period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure, repurchase and/or substitution obligations in respect of such Material Defect so long as the Seller certifies to the Trustee, the Master Servicer, the Special Servicer and the Certificate Administrator every 30 days thereafter that the Material Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure, repurchase or substitution may continue beyond the date that is 18 months following the Closing Date. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or a Document Defect, but if the Seller discovers a Material Defect with respect to a Mortgage Loan, it will notify the Purchaser. Monthly Payments due with respect to each Qualified Substitute Mortgage Loan (if any) after the related Due Date in the month of substitution, and Monthly Payments due with respect to each Mortgage Loan being repurchased or replaced after the related Cut-off Date and received by the Master Servicer or the Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution, shall be part of the Trust Fund. Monthly Payments due with respect to each Qualified Substitute Mortgage Loan (if any) on or prior to the related Due Date in the month of substitution, and Monthly Payments due with respect to each Mortgage Loan being repurchased or replaced and received by the Master Servicer or the Special Servicer on behalf of the Trust after the related date of repurchase or substitution, shall not be part of the Trust Fund and shall be required, under the Pooling and Servicing Agreement, to be remitted by the Master Servicer to the Seller promptly following receipt. From and after the date of substitution, each Qualified Substitute Mortgage Loan, if any, that has been substituted shall be deemed to constitute a “Mortgage Loan” hereunder for all purposes. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 6(e) if the Mortgage Loan to be replaced was itself a Qualified Substitute Mortgage Loan that had replaced a prior Mortgage Loan, in which case, absent a cure (including by the making of a Loss of Value Payment pursuant to the following paragraph) of the relevant Material Defect, the affected Mortgage Loan will be required to be repurchased.

Notwithstanding the foregoing provisions of this Section 6(e), in lieu of the Seller performing its obligations with respect to any Material Defect as set forth in the preceding paragraph, to the extent that the Seller and the Enforcing Servicer (subject to the consent of the Controlling Class Representative so long as the Controlling Class Representative is the applicable Directing Holder or, in the case of any Trust Subordinate Companion Loan, subject to the consent of the related Loan-Specific Controlling Class Representative so long as it is the applicable Directing Holder) as provided in the Pooling and Servicing Agreement, are able to agree upon a cash payment payable by the Seller to the Purchaser or the Trust, as applicable, that would be deemed sufficient to compensate the Purchaser or the Trust, as applicable, for a Material Defect (a “Loss of Value Payment”), the Seller may elect, in its sole discretion, to pay such Loss of Value Payment to the Purchaser or the Trust, as applicable; provided that a Material Defect as a result of a Mortgage Loan not constituting a Qualified Mortgage, may not be cured by a Loss of Value Payment; and provided, further, that the Loss of Value Payment shall include the portion of any Liquidation Fees payable to the Special Servicer in respect of such Loss of Value Payment and the portion of fees of the Asset Representations Reviewer attributable to any Asset Review of such Mortgage Loan (provided, however, that if the Loss of Value Payment relates to a Co-sponsored Mortgage Loan, the portion of fees of the Asset Representations Reviewer attributable to any Asset Review of such Co-sponsored Mortgage Loan shall be subject to adjustment as set forth in Section 11.02(b) of the Pooling and Servicing Agreement). Upon its making a Loss of Value Payment, the Seller shall be deemed to have cured the subject Material Defect in all respects. Provided that such Loss of Value Payment is made, this paragraph describes the sole remedy available to the Purchaser or the Trust, as applicable, and its assignees regarding any such Material Defect, and the Seller shall not be obligated to repurchase or replace the affected Mortgage Loan or otherwise cure such Material Defect. This paragraph is intended to apply only to a mutual agreement or settlement between the Seller and the Enforcing Servicer, provided that, prior to any such agreement or settlement, nothing in this paragraph shall preclude the Seller or the Enforcing Servicer, from exercising any of its rights related to a Material Defect in the manner and within the time frames set forth in the Pooling and Servicing Agreement or this Section 6(e) (excluding this paragraph) (including any right to cure, repurchase or substitute for a Mortgage Loan).

If (x) a Mortgage Loan is to be repurchased or replaced as described above (a “Defective Mortgage Loan”), (y) such Defective Mortgage Loan is part of a Cross-Collateralized Group and (z) the applicable Document Defect or Breach does not constitute a Material Defect as to the other Mortgage Loan(s) that are a part of such Cross-Collateralized Group (the “Other Crossed Loans”) (without regard to this paragraph), then the applicable Document Defect or Breach (as the case may be) shall be deemed to constitute a Material Defect as to each such Other Crossed Loan for purposes of the above provisions, and the Seller shall be obligated to repurchase or replace each such Other Crossed Loan in accordance with the provisions above unless, in the case of such Breach or Document Defect, as applicable:

(A) the Seller (at its expense) delivers or causes to be delivered to the Trustee, the Master Servicer and the Special Servicer an Opinion of Counsel to the effect that such Seller’s repurchase or replacement of only those Mortgage Loans as to which a Material Defect has actually occurred without regard to the provisions of this paragraph (the “Affected Loan(s)”) and the operation of the remaining provisions of this Section 6(e) (i) will not cause any Trust REMIC to fail to qualify as a REMIC or cause the Grantor Trust (if any) to fail to qualify as a grantor trust under subpart E, part I of subchapter J of the Code for federal income tax purposes at any time that any Certificate is outstanding and (ii) will not result in the imposition of a tax upon any Trust REMIC or the Trust Fund (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code); and

(B)  each of the following conditions would be satisfied if the Seller were to repurchase or replace only the Affected Loans and not the Other Crossed Loans:

(1)   the debt service coverage ratio for such Other Crossed Loan(s) (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement is not less than the lesser of (A) 0.10x below the debt service coverage ratio for the Cross-Collateralized Group (including the Affected Loan(s)) set forth in Annex A to the Prospectus and (B) the debt service coverage ratio for the Cross-Collateralized Group (including the Affected Loan(s)) for the four preceding calendar quarters preceding the repurchase or replacement;

(2)   the loan-to-value ratio for the Other Crossed Loans (excluding the Affected Loan(s)) is not greater than the greatest of (A) the loan-to-value ratio, expressed as a whole number percentage (taken to one decimal place), for the Cross-Collateralized Group (including the Affected Loan(s)) set forth in Annex A to the Prospectus plus 10%, (B) the loan-to-value ratio, expressed as a whole number percentage (taken to one decimal place), for the Cross-Collateralized Group (including the Affected Loan(s)) at the time of repurchase or replacement and (C) 75%; and

(3)   either (x) the exercise of remedies against the Primary Collateral of any Mortgage Loan in the Cross-Collateralized Group will not impair the ability to exercise remedies against the Primary Collateral of the other Mortgage Loans in the Cross-Collateralized Group or (y) the Loan Documents evidencing and securing the relevant Mortgage Loans have been modified in a manner that complies with this Agreement and the Pooling and Servicing Agreement and that removes any threat of impairment of the ability to exercise remedies against the Primary Collateral of the other Mortgage Loans in the Cross-Collateralized Group as a result of the exercise of remedies against the Primary Collateral of any Mortgage Loan in the Cross-Collateralized Group.

The determination of the Enforcing Servicer as to whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error on the Trust Interest Owners, other parties to the Pooling and Servicing Agreement and the Seller. The Enforcing Servicer will be entitled to cause to be delivered, or direct the Seller to (in which case the Seller shall) cause to be delivered, to the Enforcing Servicer an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (B)(2) above has been satisfied, in each case at the expense of the Seller if the scope and cost of the Appraisal is approved by the Seller and, prior to the occurrence and continuance of a

Control Termination Event, the Controlling Class Representative (such approval not to be unreasonably withheld in each case).

With respect to any Defective Mortgage Loan that forms a part of a Cross-Collateralized Group and as to which the conditions described in the second preceding paragraph are satisfied, such that the Trust Fund will continue to hold the Other Crossed Loans, the Seller and the Depositor agree to forbear from enforcing any remedies against the other’s Primary Collateral but each is permitted to exercise remedies against the Primary Collateral securing its respective Mortgage Loans, including with respect to the Trustee, the Primary Collateral securing the Affected Loan(s) still held by the Trust Fund. If the exercise of remedies by one such party would impair the ability of the other such party to exercise its remedies with respect to the Primary Collateral securing the Affected Loan or the Other Crossed Loans, as the case may be, held by the other such party, then both parties shall forbear from exercising such remedies unless and until the Loan Documents evidencing and securing the relevant Mortgage Loans can be modified in a manner that complies with this Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing any of the Mortgage Loans that form a Cross-Collateralized Group shall be allocated between such Mortgage Loans in accordance with the related Loan Documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The provisions of this paragraph shall be binding on all future holders of each Mortgage Loan that forms part of a Cross-Collateralized Group.

The Pooling and Servicing Agreement provides that, to the extent necessary and appropriate, the Master Servicer or Special Servicer, as applicable, will execute (pursuant to a limited power of attorney provided by the Trustee who will not be liable for any misuse of any such power of attorney by the Master Servicer or Special Servicer, as applicable, or any of its agents or subcontractors) the modification of the Loan Documents that complies with this Agreement to remove the threat of impairment of the ability of the Seller or the Trust Fund to exercise its remedies with respect to the Primary Collateral securing the Mortgage Loan(s) held by such party resulting from the exercise of remedies by the other such party. All costs and expenses incurred by the Trustee, the Special Servicer and the Master Servicer with respect to any Cross-Collateralized Group pursuant to this paragraph and the first, second and third preceding paragraphs shall be advanced by the Master Servicer as provided for in Section 2.03(a) of the Pooling and Servicing Agreement, and such advances and interest thereon shall (i) constitute and be reimbursable as Property Advances and (ii) be included in the calculation of Purchase Price for the Affected Loan(s) to be repurchased or replaced.

Subject to the Seller’s right to cure set forth above in this Section 6(e), and further subject to Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, failure of the Seller to deliver the documents referred to in clauses (1), (2), (7), (8) and (18) in the definition of “Mortgage File” in the Pooling and Servicing Agreement in accordance with this Agreement and the Pooling and Servicing Agreement for any Mortgage Loan shall be deemed a Material Document Defect; provided, however, that no Document Defect (except such deemed Material Document Defect described above) shall be considered to be a Material Document Defect unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the lender’s rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation.

Notwithstanding any provision of this Agreement, if a Mortgage Loan is not secured by a Mortgaged Property that is, in whole or in part, a hotel, restaurant (operated by a Mortgagor), healthcare facility, nursing home, assisted living facility, self-storage facility, theater or fitness center (operated by a Mortgagor), then the failure to deliver copies of the UCC financing statements with respect to such Mortgage Loan shall not be a Material Defect.

If there is a Material Defect with respect to one or more Mortgaged Properties securing a Mortgage Loan, the Seller shall not be obligated to repurchase such Mortgage Loan if (i) the affected Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Loan Documents (and such Mortgaged Property(ies) are, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the related Loan Documents and the Seller provides an opinion of counsel to the effect that such release would not (A) cause any Trust REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon any Trust REMIC or the Trust and (iii) each Rating Agency has provided a Rating Agency Confirmation.

With respect to any Outside Serviced Mortgage Loan, the Seller agrees that if a “material document defect” (as such term or any analogous term is defined in the related Outside Servicing Agreement) exists under the related Outside Servicing Agreement with respect to the related Outside Serviced Companion Loan included in the related Outside Securitization Trust, and such Outside Serviced Companion Loan is repurchased by or on behalf of such Seller (or other responsible repurchasing entity) from the related Outside Securitization Trust as a result of such “material document defect” (as such term or any analogous term is defined in such Outside Servicing Agreement), then the Seller shall repurchase such Outside Serviced Mortgage Loan; provided, however, that such repurchase obligation does not apply to any “material document defect” (as such term or any analogous term is defined in the related Outside Servicing Agreement) related solely to the promissory note for such Outside Serviced Companion Loan.

(f)                In connection with any repurchase or substitution of one or more Mortgage Loans pursuant to this Section 6, the Pooling and Servicing Agreement shall provide that the Trustee, the Certificate Administrator, the Custodian, the Master Servicer and the Special Servicer shall each tender to the repurchasing entity, upon delivery to each of them of a receipt executed by the repurchasing entity evidencing such repurchase or substitution, all portions of the Mortgage File (including, without limitation, the Servicing File) and other documents and all Escrow Payments and reserve funds pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File shall be endorsed or assigned to the extent necessary or appropriate to the repurchasing or substituting entity or its designee in the same manner, but only if the respective documents have been previously assigned or endorsed to the Trustee, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which such documents were previously assigned to the Trustee or as otherwise reasonably requested to effect the retransfer and reconveyance of the Mortgage Loan and the security therefor to the Seller or its designee; provided that such tender by the Trustee, the Certificate Administrator and/or the Custodian shall be conditioned upon its receipt from the

Master Servicer of a Request for Release and an Officer’s Certificate to the effect that the requirements for repurchase or substitution have been satisfied. In the event a Qualified Substitute Mortgage Loan is substituted for a Defective Mortgage Loan by the Seller as contemplated by this Section 6, the Seller shall deliver to the Custodian the related Mortgage File and to the Master Servicer all Escrow Payments and reserve funds pertaining to such Qualified Substitute Mortgage Loan possessed by it and a certification to the effect that such Qualified Substitute Mortgage Loan satisfies all of the requirements of the definition of “Qualified Substitute Mortgage Loan” in the Pooling and Servicing Agreement.

If any Mortgage Loan is to be repurchased or replaced as contemplated by this Section 6, the Seller shall amend the Mortgage Loan Schedule to reflect the removal of any deleted Mortgage Loan and, if applicable, the substitution of the related Qualified Substitute Mortgage Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement. Upon any substitution of a Qualified Substitute Mortgage Loan for a deleted Mortgage Loan, such Qualified Substitute Mortgage Loan shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

(g)               The representations and warranties of the parties hereto shall survive the execution and delivery of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Notes or Assignment of Mortgage or the examination of the Mortgage Files.

(h)               Each party hereto agrees to promptly notify the other party upon discovery of any breach of a representation or warranty contained in Section 6(c) of this Agreement. The Seller’s obligation to cure any Material Defect or to repurchase, or substitute for, or make a Loss of Value Payment with respect to, any affected Mortgage Loan pursuant to this Section 6 shall constitute the sole remedy available to the Purchaser in connection with a breach of any of the Seller’s representations or warranties contained in Section 6(c) of this Agreement or a Document Defect with respect to any Mortgage Loan.

(i)                 The Seller shall promptly notify the Depositor if (i) the Seller receives a Repurchase Communication of a Repurchase Request (other than from the Depositor), (ii) the Seller repurchases or replaces a Mortgage Loan, (iii) the Seller receives a Repurchase Communication of a Repurchase Request Withdrawal (other than from the Depositor) or (iv) the Seller rejects or disputes any Repurchase Request. Each such notice shall be given no later than the tenth (10th) Business Day after (A) with respect to clauses (i) and (iii) of the preceding sentence, receipt of a Repurchase Communication of a Repurchase Request or a Repurchase Request Withdrawal, as applicable, and (B) with respect to clauses (ii) and (iv) of the preceding sentence, the occurrence of the event giving rise to the requirement for such notice, and shall include (1) the identity of the related Mortgage Loan and the person making the Repurchase Request, (2) the date (x) such Repurchase Communication of such Repurchase Request or Repurchase Request Withdrawal was received, (y) the related Mortgage Loan was repurchased or replaced or (z) the Repurchase Request was rejected or disputed, as applicable, and (3) if known, the basis for (x) the Repurchase Request (as asserted in the Repurchase Request) or (y) any rejection or dispute of a Repurchase Request, as applicable.

The Seller shall provide to the Depositor and the Certificate Administrator the Seller’s “Central Index Key” number assigned by the Securities and Exchange Commission (the “Commission”) and a true, correct and complete copy of the relevant portions of any Form ABS-15G that the Seller is required to file with the Commission under Rule 15Ga-1 under the Exchange Act with respect to the Mortgage Loans, on or before the date that is five (5) Business Days before the date such Form ABS-15G is required to be filed with the Commission.

In addition, the Seller shall provide the Depositor, upon request, such other information in its possession as would permit the Depositor to comply with its obligations under Rule 15Ga-1 under the Exchange Act to disclose fulfilled and unfulfilled repurchase requests. Any such information requested shall be provided as promptly as practicable after such request is made.

The Seller agrees that no Rule 15Ga-1 Notice Provider will be required to provide information in a Rule 15Ga-1 Notice that is protected by the attorney-client privilege or attorney work product doctrines. In addition, the Seller hereby acknowledges that (i) any Rule 15Ga-1 Notice provided pursuant to Section 2.03(a) of the Pooling and Servicing Agreement is so provided only to assist the Seller, the Depositor and their respective Affiliates to comply with Rule 15Ga-1 under the Exchange Act, Items 1104 and 1121 of Regulation AB and any other requirement of law or regulation and (ii)(A) no action taken by, or inaction of, a Rule 15Ga-1 Notice Provider and (B) no information provided pursuant to Section 2.03(a) of the Pooling and Servicing Agreement by a Rule 15Ga-1 Notice Provider shall be deemed to constitute a waiver or defense to the exercise of any legal right the Rule 15Ga-1 Notice Provider may have with respect to this Agreement, including with respect to any Repurchase Request that is the subject of a Rule 15Ga-1 Notice.

Each party hereto agrees that the receipt of a Rule 15Ga-1 Notice or the delivery of any notice required to be delivered pursuant to this Section 6(i) shall not, in and of itself, constitute delivery of notice of, receipt of notice of, or knowledge of the Seller of, any Material Defect.

Each party hereto agrees and acknowledges that, as of the date of this Agreement, the “Central Index Key” number of the Trust Fund is 0002126766.

“Repurchase Communication” means, for purposes of this Section 6(i) only, any communication, whether oral or written, which need not be in any specific form.

(j)                 The Seller hereby acknowledges and agrees that it and the Purchaser have engaged a nationally recognized accounting firm (the “Accounting Firm”) to perform “due diligence services” (as defined in Rule 17g-10 under the Exchange Act) with respect to the Mortgage Loans and to prepare one or more “third-party due diligence reports” (as defined in Rule 15Ga-2 under the Exchange Act) (such report or, collectively, such reports, the “Accountants’ Third-Party Due Diligence Report”) in connection therewith. The Seller hereby represents and warrants to, and covenants with, the Depositor that, except with respect to the Accounting Firm and the Accountants’ Third-Party Due Diligence Report, the Seller, as of the Closing Date, (A) has not obtained any “third-party due diligence report” (as defined in Rule 15Ga-2 under the Exchange Act), and (B) has not retained any third party to engage in, and will not retain any third party to engage in, any activity that constitutes “due diligence services” (as defined in Rule 17g-10 under the Exchange Act) with respect to the Mortgage Loans, unless, in the case of the immediately preceding clause (B) and following the Closing Date, the Seller (i) provides prior written notice to the Depositor, (ii) requires the third-party due diligence provider to comply with its obligations under Section 15E(s)(4)(B) of, and Rule 17g-10 under, the Exchange Act (including with respect to the timely delivery to any applicable NRSRO and to the Depositor of a Form ABS Due Diligence-15E), and (iii) facilitates the Depositor’s compliance with Rule 17g-5(a)(3)(iii)(E) under the Exchange Act, with respect thereto. The Seller further represents and warrants that no portion of the Accountants’ Third-Party Due Diligence Report contains, with respect to the information contained therein with respect to the Mortgage Loans, any names, addresses, other personal identifiers or zip codes with respect to any individuals, or any other personally identifiable or other information that would be associated with an individual, including without limitation any “nonpublic personal information” within the meaning of Title V of the Gramm-Leach-Bliley Financial Services Modernization Act of 1999. The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 6(j).

(k)               The Seller further represents and warrants that, with respect to any Mortgage Loan that is, or that at any time that any Certificate is outstanding becomes, part of an Outside Serviced Whole Loan (and for which the depositor under the Outside Servicing Agreement is not the Purchaser), the related Outside Servicing Agreement contains, or at the time such Outside Servicing Agreement is executed and delivered will contain, terms and provisions (or, to the extent specified on Exhibit E to this Agreement, the related Co-Lender Agreement contains terms and provisions (and, to the extent contained in the related Co-Lender Agreement, the applicable documents provide that such terms and provisions are deemed included by reference into the related Outside Servicing Agreement)) that are designed to comply in all material respects with the provisions set forth on Exhibit E to this Agreement. The Seller further represents and warrants that, with respect to any Mortgage Loan that is, or that at any time that any Certificate is outstanding becomes, part of an Outside Serviced Whole Loan (and for which the depositor under the Outside Servicing Agreement is the Purchaser), the related Co-Lender Agreement does not contain any terms or provisions that conflict with (or that will conflict with) any terms or provisions in the related Outside Servicing Agreement that are designed to comply in all material respects with the provisions set forth on Exhibit E to this Agreement.

SECTION 7        Review of Mortgage File. The parties hereto acknowledge that the Custodian will be required to review the Mortgage Files pursuant to Section 2.02 of the Pooling and Servicing Agreement and if it finds any document or documents not to have been properly executed, or to be missing or to be defective on its face in any material respect, to notify the Purchaser, which shall promptly notify the Seller.

SECTION 8        Conditions to Closing. The obligation of the Seller to sell the Mortgage Loans shall be subject to the Seller having received the consideration for the Mortgage Loans as contemplated by Section 1 of this Agreement. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(a)                Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall, subject to any applicable exceptions set forth on Exhibit C to this Agreement, be true and correct in all material respects as of the Closing Date or as of such other date as of which such representation is made under the terms of Section 6(c) and Exhibit B to this Agreement, and no event shall have occurred as of the Closing Date which would constitute a default on the part of the Seller under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by the Seller substantially in the form of Exhibit D to this Agreement.

(b)               The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder), in such form as is agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchasers and, if any of the Mortgage Loans is a Trust Subordinate Companion Loan, any applicable Loan-Specific Initial Purchasers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the terms thereof.

(c)                The Purchaser shall have received the following additional closing documents:

(i)                                  copies of the Seller’s Articles of Association, charter, by-laws or other organizational documents and all amendments, revisions, restatements and supplements thereof, certified as of a recent date by the Secretary of the Seller;

(ii)                               a certificate as of a recent date of the applicable regulatory body or governmental agency to the effect that the Seller is duly organized, validly existing and in good standing in the jurisdiction of its formation;

(iii)                            an officer’s certificate of the Seller in form reasonably acceptable to the Underwriters, the Initial Purchasers and, if any of the Mortgage Loans is a Trust Subordinate Companion Loan, any applicable Loan-Specific Initial Purchasers and to each Rating Agency;

(iv)                           an opinion of counsel of the Seller, subject to customary exceptions and carve-outs, in form reasonably acceptable to the Underwriters, the Initial Purchasers and, if any of the Mortgage Loans is a Trust Subordinate Companion Loan, any applicable Loan-Specific Initial Purchasers and to each Rating Agency; and

(v)                              a letter from counsel of the Seller substantially to the effect that (a) nothing has come to such counsel’s attention that would lead such counsel to believe that the agreed upon sections of the Preliminary Prospectus (as defined in the Indemnification Agreement), the Prospectus, the Preliminary Offering Circular (as defined in the Indemnification Agreement), the Offering Circular or, if any of the Mortgage Loans is a Trust Subordinate Companion Loan, any preliminary or final offering circular with respect to the related Loan-Specific Certificates, in each case as of the date thereof or as of the Closing Date (or, in the case of the Preliminary Prospectus, the Preliminary Offering Circular or any such preliminary offering circular with respect to Loan-Specific Certificates, solely as of the time of sale) contained or contain, as applicable, with respect to the Seller Information, any untrue statement of a material fact or omitted or omit to state a material fact necessary in order to make the statements therein relating to the Seller Information, in the light of the circumstances under which they were made, not misleading and (b) the Seller Information in the Prospectus appears to be appropriately responsive in all material respects to the applicable requirements of Regulation AB.

(d)               The Public Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement. If applicable, any Loan-Specific Certificates shall have been concurrently issued and sold pursuant to the terms of the related Loan-Specific Certificate Purchase Agreement.

(e)                The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

(f)                The Seller shall furnish the Purchaser, the Underwriters, the Initial Purchasers and any Loan-Specific Initial Purchasers with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

(g)               An officer of the Seller (other than if such Seller is Citi Real Estate Funding Inc.) (i) prior to the delivery of the Preliminary Prospectus to investors, shall have delivered to the Depositor for the benefit of the Chief Executive Officer of the Depositor a sub-certification (the “Preliminary Mortgage Loan Seller Sub-Certification”) to the certification provided by the Chief Executive Officer of the Depositor to the Commission pursuant to the requirements of the Commission’s Form SF-3; and (ii) prior to the delivery of the Prospectus to investors, shall have delivered to the Depositor for the benefit of the Chief Executive Officer of the Depositor a sub-certification (the “Mortgage Loan Seller Sub-Certification”) to the certification provided by the Chief Executive Officer of the Depositor to the Commission pursuant to the requirements of the Commission’s Form SF-3.

SECTION 9        Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the offices of Orrick, Herrington & Sutcliffe LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree.

SECTION 10    Expenses. The Seller shall pay its pro rata share (the Seller’s pro rata portion to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents as to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the parties (other than the Purchaser) to the Pooling and Servicing Agreement and their respective counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Preliminary Prospectus, the Prospectus, the Preliminary Offering Circular, the Offering Circular and any related disclosure for the initial Form 8-K, including the cost of obtaining any “comfort letters” with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement (as such term is defined in the Indemnification Agreement), Preliminary Prospectus, Prospectus, Preliminary Offering Circular and Offering Circular and the reproducing and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Preliminary Prospectus, Prospectus, Preliminary Offering Circular, Offering Circular and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates; (ix) the reasonable fees and expenses of Orrick, Herrington & Sutcliffe LLP, as counsel to the Depositor; and (x) the reasonable fees and expenses of counsel to the Underwriters, the Initial Purchasers and, if any of the Mortgage Loans is a Trust Subordinate Companion Loan, any applicable Loan-Specific Initial Purchasers.

If the Seller elects to exercise its rights under Section 12.14 of the Pooling and Servicing Agreement, then the Seller shall pay the reasonable costs and expenses (if any) of the Depositor, Master Servicer, Special Servicer and Trustee resulting from such parties’ obligations to cooperate with the Seller under Section 12.14 of the Pooling and Servicing Agreement.

SECTION 11    Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

SECTION 12    Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 13    Waiver of Jury Trial. THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 14    Submission to Jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (III) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (IV) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER AND AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY MANNER PERMITTED BY LAW.

SECTION 15    No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 6 and Section 16.

SECTION 16    Assignment. (a) The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Trust Interest Owners. The Seller hereby acknowledges its obligations pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and their respective permitted successors and assigns. Any Person into which the Seller may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Seller may become a party, or any Person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder without any further act. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee, but shall not be further assigned by the Trustee to any Person.

(b)       The Asset Representations Reviewer shall be an express third party beneficiary of Section 5(j) of this Agreement.

SECTION 17    Notices. All communications hereunder shall be in writing and effective only upon receipt and will be mailed, hand delivered, couriered or sent by electronic mail and confirmed to the applicable party hereto at its address set forth on Exhibit H to this Agreement (or, in the case of any of the parties hereto, such other address as may hereafter be furnished by such party in writing to the other party).

SECTION 18    Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or to any obligations or rights of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

SECTION 19    Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

SECTION 20    Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in Section 6(h) of this Agreement, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

SECTION 21    No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party’s behalf.

SECTION 22    Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the waiver, discharge or termination is sought.

SECTION 23    Further Assurances. The Seller and Purchaser each agree to execute and deliver such instruments and take such further actions as any party hereto may, from time to time, reasonably request in order to effectuate the purposes and carry out the terms of this Agreement.

SECTION 24    Recognition of U.S. Special Resolution Regimes.

(a)                In the event a Covered Party (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer of this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) were governed by the laws of the United States or a state of the United States.

(b)               In the event that a Covered Party or any BHC Affiliate (as defined below) of such Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime,

Default Rights (as defined below) with respect to this Agreement that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c)                For the purposes of this Section 24, the following definitions apply:

“BHC Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Party” means any party to this Agreement that is one of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. § 252.81, 12 C.F.R. § 47.2 or 12 C.F.R. § 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

SECTION 25    Electronic Signatures. Delivery of an executed counterpart of a signature page of this Agreement (and, to the extent permitted under applicable law, each officer’s certificate, receipt or similar closing document delivered in connection with the closing of this transaction) in Portable Document Format (PDF), Tagged Image File Format (TIF or TIFF), .JPG or .JPEG file format, or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement. Each of the parties hereto agrees that the transaction consisting of this Agreement (and, to the extent permitted under applicable law, each officer’s certificate, receipt or similar closing document delivered in connection with the closing of this transaction) may be conducted by electronic means. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Agreement (or, if applicable, such closing document) using an electronic signature, it is signing, adopting, and accepting this Agreement or such closing document and that signing this Agreement or such closing document using an electronic signature is the legal equivalent of having placed its handwritten signature on this Agreement or such closing document on paper. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

* * * * * *

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CITIGROUP COMMERCIAL MORTGAGE
SECURITIES INC.

By:	/s/ Richard Simpson
Name: Richard Simpson
Title: President
Benchmark 2026-V22 – CREFI Mortgage Loan Purchase Agreement

CITI REAL ESTATE FUNDING INC.

By:	/s/ Richard Simpson
Name: Richard Simpson
Title: Vice President

Benchmark 2026-V22 – CREFI Mortgage Loan Purchase Agreement

ANNEX A

CO-SPONSORED MORTGAGE LOANS

NONE

Annex A-1

ANNEX B

MORTGAGE LOANS THAT DO NOT HAVE A DUE DATE IN THE MONTH OF THE
FIRST DISTRIBUTION DATE

NONE

Annex B-1

ANNEX C

RETAINED UNCERTIFICATED INTERESTS AND/OR CLASS VRR CERTIFICATES

Name of Seller and, if different, Registered Owner	Identity of Retained Interest	Aggregate Cut-off Date Principal Balance
Citi Real Estate Funding Inc.	Class VRR Certificates	$15,212,171

Annex C-1

EXHIBIT A

MORTGAGE LOAN SCHEDULE

Exhibit A-1

BMARK 2026-V22 Mortgage Loan Schedule

Loan Number	Footnotes	Property Name	Address	City	State	Zip Code	Cut-Off Date Balance ($)	Flood Zone	Mortgage Rate	Remaining Term To Maturity/ARD (Mos.)	Maturity Date/ARD	Remaining Amortization Term (Mos.)	Master Servicing Fee Rate (%)	Primary Servicing Fee Rate (%)	Subservicing Fee Rate (%)
1		Mountain Industrial Portfolio	Various	Various	Various	Various	67,500,000.00		5.096767533%	60	5/11/2031	0	0.00125%	0.00000%	0.000000%
1.01		3150 Highway 42	3150 Highway 42	Locust Grove	Georgia	30248		No
1.02		1151 South Graham Road	1151 South Graham Road	Greenwood	Indiana	46343		No
1.03		584 US Highway 130	584 US Highway 130	Trenton	New Jersey	08620		No
1.04		590 Northport Parkway	590 Northport Parkway	Savannah	Georgia	31407		Yes - AE
1.05		8341 Industrial Parkway	8341 Industrial Parkway	Plain City	Ohio	43064		No
1.06		650 Braselton Parkway	650 Braselton Parkway	Braselton	Georgia	30517		No
1.07		482 Chaney Avenue	482 Chaney Avenue	Greenwood	Indiana	46143		No
1.08		5000 North Ridge Trail	5000 North Ridge Trail	Davenport	Florida	33897		No
1.09		5005 Samuell Blvd.	5005 Samuell Boulevard	Mesquite	Texas	75149		No
1.10		635 Community Drive	635 Community Drive	South Burlington	Vermont	05403		Yes - A
1.11		6538 & 6526 Judge Adams Road	6526 & 6538 Judge Adams Road	Whitsett	North Carolina	27377		No
1.12		4350 Fortune Ave NW	4350 Fortune Avenue Northwest	Concord	North Carolina	28027		No
1.13		6735 Trippel Road	6735 Trippel Road	Mobile	Alabama	36582		No
1.14		1509 Leestown Road	1509 Leestown Road	Frankfort	Kentucky	40601		Yes - A
1.15		1601 Brown Road	1601 Brown Road	Orion	Michigan	48359		No
1.16		22525 West 167th Street	22525 West 167th Street	Olathe	Kansas	66062		No
1.17		1414 South Council Road	1414 South Council Road	Oklahoma City	Oklahoma	73128		Yes - AE
1.18		4690 Global Avenue NW	4690 Global Avenue Northwest	Concord	North Carolina	28027		No
1.19		3466 Shippers Drive	3466 Shippers Drive Northwest	Grand Rapids	Michigan	49544		No
1.20		4555 West Highway 146	4555 West Highway 146	Buckner	Kentucky	40010		No
1.21		9780 Mopar Drive	9780 Mopar Drive	Streetsboro	Ohio	44241		No
1.22		3779 Lake Shore Road	3779 Lake Shore Road	Hamburg	New York	14219		No
1.23		2000 South Walnut Street	2000 South Walnut Street	Burlington	Washington	98233		Yes - A7
1.24		3774 Snyder Road	3774 Snyder Road	Kodak	Tennessee	37764		No
1.25		8951 Mirabel Road	8951 Mirabel Road	Indianapolis	Indiana	46141		No
1.26		8411 Florida Mining Boulevard	8411 Florida Mining Boulevard	Tampa	Florida	33634		Yes - AE
1.27		900 Hutchinson Place	900 Hutchinson Place	Lebanon	Tennessee	37090		No
1.28		5440 Haggerty Lane	5440 Haggerty Lane	LaFayette	Indiana	47905		No
1.29		5703 Mitchell Avenue	5703 Mitchell Avenue	St. Joseph	Missouri	64153		No
1.30		1103 Powderhouse Road SE	1103 Powderhouse Road Southeast	Aiken	South Carolina	29803		No
1.31		3200 Rodeo Court	3200 Rodeo Court	Bessemer	Alabama	35022		No
1.32		14001 Jetport Loop	14001 Jetport Loop	Fort Myers	Florida	33913		No
1.33		505 Morgan Lakes Industrial Blvd.	505 Morgan Lakes Industrial Boulevard	Savannah	Georgia	31407		Yes - AE
1.34		21200 Spring Plaza Drive	21200 Spring Plaza Drive	Spring	Texas	77388		Yes - AE
1.35		3058 Lakemont Blvd	3058 Lakemont Boulevard	Fort Mill	South Carolina	29708		No
1.36		2000 Luna Road	2000 Luna Road	Carrollton	Texas	75006		No
1.37		101 North Campus Drive	101 North Campus Drive	Imperial	Pennsylvania	15126		No
1.38		4651 Prosper Drive	4651 Prosper Drive	Stow	Ohio	44224		No
1.39		5025 Tuggle Road	5025 Tuggle Road	Memphis	Tennessee	38118		No
1.40		450 Northpointe Court	450 Northpointe Court	Covington	Louisiana	70433		Yes - A
1.41		1602 Vincent Drive	1602 Vincent Drive	Sauget	Illinois	62206		No
1.42		8644 Polk Lane	8644 Polk Lane	Olive Branch	Mississippi	38654		No
1.43		800 Lindale Industrial Parkway	800 Lindale Industrial Parkway	Lindale	Texas	75706		No
1.44		2465 Fontaine Street	2465 Fontaine Street	Kenton	Ohio	43326		No
1.45		1430 South Wolf Road	1430 South Wolf Road	Wheeling	Illinois	60090		No
1.46		2552 South 98th Street	2552 South 98th Street	Edwardsville	Kansas	66111		No
1.47		1000 Knell Road	1000 Knell Road	Montgomery	Illinois	60538		No
1.48		747 Mill Park Drive	747 Mill Park Drive	Lancaster	Ohio	43130		Yes - AE
1.49		502 West Independence Drive	502 West Independence Drive	Edinburg	Texas	78541		No
1.50		38401 Amrhein Road	38401 Amrhein Road	Livonia	Michigan	48150		No
1.51		6101 SW 44th Street	6101 Southwest 44th Street	Oklahoma City	Oklahoma	73179		No
1.52		700 Hudson Road	700 Hudson Road	Griffin	Georgia	30224		No
1.53		685 Alliance Parkway	685 Alliance Parkway	Hewitt	Texas	76643		No
1.54		5101 West Waters Avenue	5101 West Waters Avenue	Tampa	Florida	33634		Yes - AE
1.55		1935 Blue Hills Drive	1935 Blue Hills Drive Northeast	Roanoke	Virginia	24012		No
1.56		16211 Air Center Boulevard	16211 Air Center Boulevard	Houston	Texas	77032		No
1.57		8800 Studley Road	8800 Studley Road	Mechanicsville	Virginia	23116		No
1.58		6 Konzen Court	6 Konzen Court	Granite City	Illinois	62040		No
1.59		5300 International Drive	5300 International Drive	Cudahy	Wisconsin	53110		No
1.60		1289 Walden Avenue	1289 Walden Avenue	Cheektowaga	New York	14211		No
1.61		10551 N Congress Avenue	10551 North Congress Avenue	Kansas City	Missouri	64153		No
1.62		3736 Tom Andrews Road	3736 Tom Andrews Road Northwest	Roanoke	Virginia	24019		No
1.63		2701 South 98th Street	2701 South 98th Street	Edwardsville	Kansas	66111		No
1.64		231 Theater Drive	231 Theater Drive	Duncansville	Pennsylvania	16635		No
1.65		3404 Cragmont Drive	3404 Cragmont Drive	Tampa	Florida	33619		Yes - AE
1.66		4 Liebich Lane	4 Liebich Lane	Halfmoon	New York	12065		No
1.67		4040 Business Park Court	4040 Business Park Court	Winston-Salem	North Carolina	27107		No
1.68		1270 North Wilkening	1270 North Wilkening Road	Schaumburg	Illinois	60173		No
1.69		4472 Technology Drive	4472 Technology Drive	Rockford	Illinois	61109		No
1.70		28000 Five M Center Drive	28000 Five M Center Drive	Romulus	Michigan	48174		No
1.71		3383 Spirit Way	3383 Spirit Way	Green Bay	Wisconsin	54304		No
1.72		9667 Inter-Ocean Drive	9667 Inter-Ocean Drive	Cincinnati	Ohio	45246		No
1.73		2427 Henry Road NW	2427 Henry Road Northwest	Stewartville	Minnesota	55976		No
1.74		1115 Regina Graeter Way	1115 Regina Graeter Way	Cincinnati	Ohio	45216		No
1.75		831 Lone Star Drive	831 Lone Star Drive	O'Fallon	Missouri	63366		No
1.76		4170 Columbia Road	4170 Columbia Road	Lebanon	Ohio	45036		No
1.77		6023 Century Oaks Drive	6023 Century Oaks Drive	Chattanooga	Tennessee	37416		No
1.78		2300 Westmoreland Street	2300 Westmoreland Street	Richmond	Virginia	23230		Yes - AE
1.79		246 Glasson Drive	246 Glasson Drive	Corpus Christi	Texas	78406		No
1.80		2759 North Garnett Road	2759 North Garnett Road	Tulsa	Oklahoma	74116		Yes - AE
1.81		1122 Stony Ridge Road	1122 Stoney Ridge Road	Charlottesville	Virginia	22902		No
1.82		5313 Majestic Parkway	5313 Majestic Parkway	Bedford Heights	Ohio	44146		No
1.83		2901 E Heartland Drive	2901 East Heartland Drive	Liberty	Missouri	64068		No
1.84		1900 Interstate Boulevard	1900 Interstate Boulevard	Lakeland	Florida	33805		No
1.85		50 Hollow Tree Lane	50 Hollow Tree Lane	Newington	Connecticut	06111		No
1.86		440 US Highway 49 South	440 Highway 49 South	Richland	Mississippi	39218		No
1.87		7569 Golf Course Boulevard	7569 Golf Course Boulevard	Punta Gorda	Florida	33982		No
1.88		4401 112th Street	4401 112th Street	Urbandale	Iowa	50322		No
1.89		105 Business Park Drive	105 Business Park Drive	Ridgeland	Mississippi	39157		No
1.90		7019 High Grove Boulevard	7019 High Grove Boulevard	Burr Ridge	Illinois	60527		No
2		Compass Storage National Portfolio	Various	Various	Various	Various	65,000,000.00		5.85000%	58	3/6/2031	0	0.00125%	0.00000%	0.03000%
2.01		Liberty	1695 NY-52	Liberty	New York	12754		No
2.02		New Hampton	5 Cannon Hill Drive	New Hampton	New York	10958		No
2.03		Philadelphia	12 East Oregon Avenue	Philadelphia	Pennsylvania	19148		No
2.04		Shelbyville	1703 Green Lane	Shelbyville	Tennessee	37160		No
2.05		Middletown	94 Dolson Avenue	Middletown	New York	10940		No
2.06		Carolina Forest	230 Village Center Boulevard	Myrtle Beach	South Carolina	29579		No
2.07		Michigan City	951 U.S. 20	Michigan City	Indiana	46360		No
2.08		Merrillville	4220 US-30	Merrillville	Indiana	46410		No
2.09		Cincinnati I	4700 Wilmer Court	Cincinnati	Ohio	45226		Yes - AE
2.10		Florence	10000 Sam Neace Drive	Florence	Kentucky	41042		No
2.11		Warrensville Heights	24900 Emery Road	Warrensville Heights	Ohio	44128		No
2.12		Cincinnati II	3951 9 Mile Road	Cincinnati	Ohio	45255		No
2.13		South Bend	6482 West Brick Road	South Bend	Indiana	46628		No
2.14		Hebron	2020 Northside Drive	Hebron	Kentucky	41048		No
2.15		Hamilton	9343 Princeton Glendale Road	Hamilton	Ohio	45011		No
3		Chateau Marmont	8201-8209, 8215 and 8221 West Sunset Boulevard and 8220 and 8224 Monteel Road	Los Angeles	California	90046	65,000,000.00	No	6.51000%	59	4/6/2031	0	0.00125%	0.00125%	0.00000%
6		Four Points by Sheraton Times Square - Leased Fee	326 West 40th Street	New York	New York	10018	49,500,000.00	No	5.80000%	60	5/6/2031	0	0.00125%	0.00125%	0.00000%
8		Westchester Apartments	4815 Westchester Drive	Austintown	Ohio	44515	38,000,000.00	No	6.85000%	60	5/6/2031	0	0.00125%	0.00000%	0.03000%
12		Hampton Inn Queen Creek	20768 East Maya Road	Queen Creek	Arizona	85142	18,500,000.00	No	7.27000%	59	4/6/2031	0	0.00125%	0.00125%	0.00000%
14		Embassy Plaza	3800-3986 West Ina Road	Tucson	Arizona	85741	16,660,000.00	No	6.59000%	59	4/6/2031	0	0.00125%	0.00125%	0.00000%
15		129 Russell & 506 Warren Street	Various	Brooklyn	New York	Various	15,200,000.00		6.54000%	60	5/6/2031	0	0.00125%	0.00125%	0.00000%
15.01		129 Russell Street	129 Russell Street	Brooklyn	New York	11222		No
15.02		506 Warren Street	506 Warren Street	Brooklyn	New York	11217		No
24		550 W 172nd Street & 565 W 171st Street	Various	New York	New York	10032	8,300,000.00		6.63000%	60	5/6/2031	0	0.00125%	0.00125%	0.00000%
24.01		550 W 172nd Street	550 West 172nd Street	New York	New York	10032		No
24.02		565 W 171st Street	565 West 171st Street	New York	New York	10032		No

BMARK 2026-V22 Mortgage Loan Schedule

Loan Number	Footnotes	Property Name	Outside Servicing Fee Rate (%)	Mortgage Loan Seller	Crossed With Other Loans	ARD (Yes/No)	ARD Mortgage Loan Final Maturity Date	ARD Revised Rate	Serviced Companion Loan Flag	Serviced Companion Loan Cut-off Date Balance	Serviced Companion Loan Interest Rate	Serviced Companion Loan Remaining Term to Maturity/ARD (Mos.)	Serviced Companion Loan Maturity Date/ARD	Serviced Companion Loan Remaining Amortization Term (Mos.)	Serviced Companion Loan Servicing Fee (%)
1		Mountain Industrial Portfolio	0.000005%	CREFI	NAP	No	NAP	No
1.01		3150 Highway 42
1.02		1151 South Graham Road
1.03		584 US Highway 130
1.04		590 Northport Parkway
1.05		8341 Industrial Parkway
1.06		650 Braselton Parkway
1.07		482 Chaney Avenue
1.08		5000 North Ridge Trail
1.09		5005 Samuell Blvd.
1.10		635 Community Drive
1.11		6538 & 6526 Judge Adams Road
1.12		4350 Fortune Ave NW
1.13		6735 Trippel Road
1.14		1509 Leestown Road
1.15		1601 Brown Road
1.16		22525 West 167th Street
1.17		1414 South Council Road
1.18		4690 Global Avenue NW
1.19		3466 Shippers Drive
1.20		4555 West Highway 146
1.21		9780 Mopar Drive
1.22		3779 Lake Shore Road
1.23		2000 South Walnut Street
1.24		3774 Snyder Road
1.25		8951 Mirabel Road
1.26		8411 Florida Mining Boulevard
1.27		900 Hutchinson Place
1.28		5440 Haggerty Lane
1.29		5703 Mitchell Avenue
1.30		1103 Powderhouse Road SE
1.31		3200 Rodeo Court
1.32		14001 Jetport Loop
1.33		505 Morgan Lakes Industrial Blvd.
1.34		21200 Spring Plaza Drive
1.35		3058 Lakemont Blvd
1.36		2000 Luna Road
1.37		101 North Campus Drive
1.38		4651 Prosper Drive
1.39		5025 Tuggle Road
1.40		450 Northpointe Court
1.41		1602 Vincent Drive
1.42		8644 Polk Lane
1.43		800 Lindale Industrial Parkway
1.44		2465 Fontaine Street
1.45		1430 South Wolf Road
1.46		2552 South 98th Street
1.47		1000 Knell Road
1.48		747 Mill Park Drive
1.49		502 West Independence Drive
1.50		38401 Amrhein Road
1.51		6101 SW 44th Street
1.52		700 Hudson Road
1.53		685 Alliance Parkway
1.54		5101 West Waters Avenue
1.55		1935 Blue Hills Drive
1.56		16211 Air Center Boulevard
1.57		8800 Studley Road
1.58		6 Konzen Court
1.59		5300 International Drive
1.60		1289 Walden Avenue
1.61		10551 N Congress Avenue
1.62		3736 Tom Andrews Road
1.63		2701 South 98th Street
1.64		231 Theater Drive
1.65		3404 Cragmont Drive
1.66		4 Liebich Lane
1.67		4040 Business Park Court
1.68		1270 North Wilkening
1.69		4472 Technology Drive
1.70		28000 Five M Center Drive
1.71		3383 Spirit Way
1.72		9667 Inter-Ocean Drive
1.73		2427 Henry Road NW
1.74		1115 Regina Graeter Way
1.75		831 Lone Star Drive
1.76		4170 Columbia Road
1.77		6023 Century Oaks Drive
1.78		2300 Westmoreland Street
1.79		246 Glasson Drive
1.80		2759 North Garnett Road
1.81		1122 Stony Ridge Road
1.82		5313 Majestic Parkway
1.83		2901 E Heartland Drive
1.84		1900 Interstate Boulevard
1.85		50 Hollow Tree Lane
1.86		440 US Highway 49 South
1.87		7569 Golf Course Boulevard
1.88		4401 112th Street
1.89		105 Business Park Drive
1.90		7019 High Grove Boulevard
2		Compass Storage National Portfolio	0.00000%	CREFI	NAP	No	NAP	No	Yes	53,200,000	5.85000%	58	3/6/2031	0	0.03000%
2.01		Liberty
2.02		New Hampton
2.03		Philadelphia
2.04		Shelbyville
2.05		Middletown
2.06		Carolina Forest
2.07		Michigan City
2.08		Merrillville
2.09		Cincinnati I
2.10		Florence
2.11		Warrensville Heights
2.12		Cincinnati II
2.13		South Bend
2.14		Hebron
2.15		Hamilton
3		Chateau Marmont	0.00000%	CREFI	NAP	No	NAP	No
6		Four Points by Sheraton Times Square - Leased Fee	0.00000%	CREFI	NAP	No	NAP	No
8		Westchester Apartments	0.00000%	CREFI	NAP	No	NAP	No
12		Hampton Inn Queen Creek	0.00000%	CREFI	NAP	No	NAP	No
14		Embassy Plaza	0.00000%	CREFI	NAP	No	NAP	No
15		129 Russell & 506 Warren Street	0.00000%	CREFI	NAP	No	NAP	No
15.01		129 Russell Street
15.02		506 Warren Street
24		550 W 172nd Street & 565 W 171st Street	0.00000%	CREFI	NAP	No	NAP	No
24.01		550 W 172nd Street
24.02		565 W 171st Street

EXHIBIT B

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

(1)	Whole Loan; Ownership of Mortgage Loans. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan and not a participation interest in a Mortgage Loan. Each Mortgage Loan that is part of a Whole Loan is a portion of a whole loan evidenced by a Mortgage Note. At the time of the sale, transfer and assignment to the Purchaser, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Seller or, with respect to any Outside Serviced Mortgage Loan, to the trustee for the related Other Securitization Trust), participation or pledge, and the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations, any other ownership interests on, in or to such Mortgage Loan other than any servicing rights appointment or similar agreement. The Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to the Purchaser constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan.
(2)	Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except (i) as such enforcement may be limited by (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (ii) that certain provisions in such Loan Documents (including, without limitation, provisions requiring the payment of default interest, late fees or prepayment/yield maintenance fees, charges and/or premiums) are, or may be, further limited or rendered unenforceable by or under applicable law, but (subject to the limitations set forth in clause (i) above) such limitations or unenforceability will not render such Loan Documents invalid as a whole or materially interfere with the mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Standard Qualifications”).

Except as set forth in the immediately preceding sentences, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Loan Documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by the Seller in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Loan Documents.

Exhibit B-1

(3)	Mortgage Provisions. The Loan Documents for each Mortgage Loan contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure subject to the limitations set forth in the Standard Qualifications.
(4)	Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File or as otherwise provided in the related Loan Documents (a)(1) there has been no forbearance, waiver or modification of the material terms of the Mortgage Loan, which such forbearance, waiver or modification relates to the COVID-19 emergency, (2) as of May 1, 2026, to the knowledge of the Seller, there has been no request for a forbearance, waiver or modification of the material terms of the Mortgage Loan, which such request relates to the COVID-19 emergency and (3) other than as related to the COVID-19 emergency, the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty and related Loan Documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect which materially interferes with the security intended to be provided by such Mortgage; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property; and (c) neither the related Mortgagor nor the related guarantor has been released from its material obligations under the Mortgage Loan. With respect to each Mortgage Loan, except as contained in a written document included in the related Mortgage File, there have been no modifications, amendments or waivers that could be reasonably expected to have a material adverse effect on such Mortgage Loan that have been consented to by the Seller on or after May 1, 2026.
(5)	Lien; Valid Assignment. Subject to the Standard Qualifications, each assignment of Mortgage and assignment of Assignment of Leases to the Trust (or, with respect to an Outside Serviced Mortgage Loan, to the related Outside Trustee) constitutes a legal, valid and binding assignment to the Trust (or, with respect to an Outside Serviced Mortgage Loan, to the related Outside Trustee). Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee or leasehold interest in the Mortgaged Property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below) and the exceptions to paragraph (6) set forth on Exhibit C (each such exception, a “Title Exception”)), except as the enforcement thereof may be limited by the Standard Qualifications. Such Mortgaged Property (subject to and excepting Permitted Encumbrances and the Title Exceptions) as of origination was, and as of the Cut-off Date, to the Seller’s knowledge, is free and clear of any recorded mechanics’ liens, recorded materialmen’s liens and other recorded encumbrances which are prior to or equal with the lien of the related Mortgage (which lien secures the related Whole Loan, in the case of a Mortgage Loan that is part of a Whole Loan), except those which are bonded over, escrowed for or insured against by a lender’s title insurance policy (as described below), and, to the Seller’s knowledge and subject to the rights of tenants (as tenants only)(subject to and excepting Permitted Encumbrances and the Title Exceptions), no rights exist which under law could give rise to any such lien
Exhibit B-2

or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by a lender’s title insurance policy (as described below). Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code (“UCC”) financing statements is required in order to effect such perfection.

(6)	Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a “marked up” commitment, in each case binding on the title insurer)(the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage (which lien secures the related Whole Loan, in the case of a Mortgage Loan that is part of a Whole Loan), which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property and condominium declarations; and (f) if the related Mortgage Loan is cross-collateralized and cross-defaulted with another Mortgage Loan (each a “Crossed Mortgage Loan”), the lien of the Mortgage for such other Mortgage Loan that is cross-collateralized and cross-defaulted with such Crossed Mortgage Loan, provided that none of which items (a) through (f), individually or in the aggregate, materially and adversely interferes with the value or current use of the Mortgaged Property or the security intended to be provided by such Mortgage or the Mortgagor’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). For purposes of clause (a) of the immediately preceding sentence, any such taxes, assessments and other charges will not be considered due and payable until the date on which interest and/or penalties would be payable thereon. Except as contemplated by clause (f) of the second preceding sentence, none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Seller thereunder and no claims have been paid thereunder. Neither the Seller, nor to the Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy.
(7)	Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, except for any Crossed Mortgage Loan, there are, as of origination, and to the Seller’s knowledge, as of the Cut-off Date, no
Exhibit B-3

subordinate mortgages or junior liens securing the payment of money encumbering the related Mortgaged Property (other than Permitted Encumbrances and the Title Exceptions, taxes and assessments, mechanics and materialmen’s liens (which are the subject of the representation in paragraph (5) above), and equipment and other personal property financing). Except as set forth on Schedule B-1, the Seller has no knowledge of any mezzanine debt secured directly by interests in the related Mortgagor.

(8)	Assignment of Leases, Rents and Profits. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Subject to the Permitted Encumbrances and the Title Exceptions (and, in the case of a Mortgage Loan that is part of a Whole Loan, subject to the related Assignment of Leases constituting security for the entire Whole Loan), each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. The related Mortgage or related Assignment of Leases, subject to applicable law, provides that, upon an event of default under the Mortgage Loan, a receiver is permitted to be appointed for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.
(9)	UCC Filings. If the related Mortgaged Property is operated as a hospitality property, the Seller has filed and/or recorded or caused to be filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and/or recording), UCC financing statements in the appropriate public filing and/or recording offices necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of physical personal property reasonably necessary to operate such Mortgaged Property owned by such Mortgagor and located on the related Mortgaged Property (other than any non-material personal property, any personal property subject to a purchase money security interest, a sale and leaseback financing arrangement as permitted under the terms of the related Loan Documents or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, as the case may be. Subject to the Standard Qualifications, each related Mortgage (or equivalent document) creates a valid and enforceable lien and security interest on the items of personalty described above. No representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC financing statements are required in order to effect such perfection.
(10)	Condition of Property. The Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within six months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than twelve months prior to the Cut-off Date. To the Seller’s knowledge, based solely upon due diligence customarily performed

Exhibit B-4

in connection with the origination of comparable mortgage loans, as of the Closing Date, each related Mortgaged Property was free and clear of any material damage (other than (i) any damage or deficiency that is estimated to cost less than $50,000 to repair, (ii) any deferred maintenance for which escrows were established at origination and (iii) any damage fully covered by insurance) that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan.

(11)	Taxes and Assessments. All taxes, governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges), or installments thereof, that could be a lien on the related Mortgaged Property that would be of equal or superior priority to the lien of the Mortgage and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds has been established in an amount sufficient to cover such payments and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, real estate taxes and governmental assessments and other outstanding governmental charges and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.
(12)	Condemnation. As of the date of origination and to the Seller’s knowledge as of the Cut-off Date, there is no proceeding pending, and, to the Seller’s knowledge as of the date of origination and as of the Cut-off Date, there is no proceeding threatened, for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value, use or operation of the Mortgaged Property.
(13)	Actions Concerning Mortgage Loan. As of the date of origination and to the Seller’s knowledge as of the Cut-off Date, there was no pending or filed action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgagor’s interest in the Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such Mortgagor’s title to the Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the principal benefit of the security intended to be provided by the Loan Documents or (f) the current principal use of the Mortgaged Property.
(14)	Escrow Deposits. All escrow deposits and payments required to be escrowed with the lender pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its servicer, and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required to be escrowed with lender under the related Loan Documents are being conveyed by the Seller to the Purchaser or its servicer (or, with respect to any Outside Serviced Mortgage Loan, to the Purchaser or servicer for the related Other Securitization Trust).
Exhibit B-5

(15)	No Holdbacks. The Stated Principal Balance as of the Cut-off Date of the Mortgage Loan set forth on the mortgage loan schedule attached as Exhibit A to this Agreement has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property, the Mortgagor or other considerations determined by the Seller to merit such holdback).
(16)	Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer or insurers meeting the requirements of the related Loan Documents and having a claims-paying or financial strength rating meeting the Insurance Rating Requirements (as defined below), in an amount (subject to a customary deductible) not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

“Insurance Rating Requirements” means either (i) a claims paying or financial strength rating of any of the following; (a) at least “A-:VIII” from A.M. Best Company, (b) at least “A3” (or the equivalent) from Moody’s Investors Service, Inc. or (c) at least “A-” from S&P Global Ratings or (ii) the Syndicate Insurance Ratings Requirements. “Syndicate Insurance Ratings Requirements” means insurance provided by a syndicate of insurers, as to which (1) if such syndicate consists of 5 or more members, at least 60% of the coverage is provided by insurers that meet the Insurance Rating Requirements (under clause (i) of the definition of such term) and up to 40% of the coverage is provided by insurers that have a claims paying or financial strength rating of at least “BBB-” by S&P Global Ratings or at least “Baa3” by Moody’s Investors Service, Inc., and (2) if such syndicate consists of 4 or fewer members, at least 75% of the coverage is provided by insurers that meet the Insurance Rating Requirements (under clause (i) of the definition of such term) and up to 25% of the coverage is provided by insurers that have a claims paying or financial strength rating of at least “BBB-” by S&P Global Ratings or at least “Baa3” by Moody’s Investors Service, Inc.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Loan Documents, by business interruption or rental loss insurance which (subject to a customary deductible) covers a period of not less than 12 months (or with respect to each Mortgage Loan on a single asset with a principal balance of $50 million or more, 18 months).

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency

Exhibit B-6

Management Agency as having special flood hazards, the related Mortgagor is required to maintain insurance in the maximum amount available under the National Flood Insurance Program, plus such additional excess flood coverage in an amount as is generally required by the Seller originating mortgage loans for securitization.

If the Mortgaged Property is located within 25 miles of the coast of the Gulf of Mexico or the Atlantic coast of Florida, Georgia, South Carolina or North Carolina, the related Mortgagor is required to maintain coverage for windstorm and/or windstorm related perils and/or “named storms” issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms, in an amount not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) 100% of the full insurable value on a replacement cost basis of the improvements and personalty and fixtures owned by the Mortgagor and included in the related Mortgaged Property by an insurer or insurers meeting the Insurance Rating Requirements.

The Mortgaged Property is covered, and required to be covered pursuant to the related Loan Documents, by a commercial general liability insurance policy issued by an insurer or insurers meeting the Insurance Rating Requirements including coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by the Seller for loans originated for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing either the scenario expected limit (“SEL”) or the probable maximum loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the SEL or PML, as applicable, was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the SEL or PML, as applicable, would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer or insurers meeting the Insurance Rating Requirements (provided that for this purpose (only), the A.M. Best Company minimum rating referred to in the definition of Insurance Rating Requirements will be deemed to be at least “A:VIII”) in an amount not less than 100% of the SEL or PML, as applicable.

The Loan Documents require insurance proceeds in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then outstanding principal amount of the related Mortgage Loan (or Whole Loan, if applicable), the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan (or Whole Loan, if applicable) together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section required to be paid as of the Cut-off Date have been paid, and such insurance policies name the lender under the

Exhibit B-7

Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the Trustee (or, in the case of a Mortgage Loan that is an Outside Serviced Mortgage Loan, the applicable Other Trustee). Each related Mortgage Loan obligates the related Mortgagor to maintain, or cause to be maintained, all such insurance and, at such Mortgagor’s failure to do so, authorizes the lender to maintain such insurance at the Mortgagor’s cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the lender of termination or cancellation arising because of nonpayment of a premium and at least 30 days prior notice to the lender of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Seller.

(17)	Access; Utilities; Separate Tax Lots. Each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has access via an irrevocable easement or irrevocable right of way permitting ingress and egress to/from a public road, (b) is served by or has uninhibited access rights to public or private water and sewer (or well and septic) and all required utilities, all of which are appropriate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been, or will be, made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax lots are created.
(18)	No Encroachments. To the Seller’s knowledge based solely on surveys obtained in connection with origination and the lender’s Title Policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a “marked up” commitment) obtained in connection with the origination of each Mortgage Loan, all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy. No improvements encroach upon any easements except for encroachments the removal of which would not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements obtained with respect to the Title Policy.
(19)	No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess
Exhibit B-8

of the rate in effect prior to the Anticipated Repayment Date) or an equity participation by the Seller.

(20)	REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including permanently affixed buildings and structural components, such as wiring, plumbing systems and central heating and air-conditioning systems, that are integrated into such buildings, serve such buildings in their passive functions and do not produce or contribute to the production of income other than consideration for the use or occupancy of space, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan (or related Whole Loan) was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan (or related Whole Loan) on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan (or related Whole Loan) on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. For purposes of the preceding sentence, a Mortgage Loan will not be considered “significantly modified” solely by reason of the borrower having been granted a COVID-19 related forbearance provided that: (a) such Mortgage Loan forbearance is covered by Revenue Procedure 2020-26 (as amplified by Revenue Procedure 2021-12) by reason of satisfying the requirements for such coverage stated in Section 5.02(2) of Revenue Procedure 2020-26 (as amplified by Revenue Procedure 2021-12); and (b) the Seller identifies such Mortgage Loan and provides (x) the date on which such forbearance was granted, (y) the length in months of the forbearance, and (z) how the payments in forbearance will be paid (that is, by extension of maturity, change of amortization schedule, etc.). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.
(21)	Compliance with Usury Laws. The Mortgage Rate (exclusive of any default interest, late charges, yield maintenance charge, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.
Exhibit B-9

(22)	Authorized to do Business. To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan by the Trust.
(23)	Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, as of the date of origination and, to the Seller’s knowledge, as of the Closing Date, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related mortgagee.
(24)	Local Law Compliance. To the Seller’s knowledge, based upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial, multifamily or, if applicable, manufactured housing community mortgage loans intended for securitization, with respect to the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of applicable zoning ordinances, building codes and land laws (collectively “Zoning Regulations”) other than those which (i) constitute a legal non-conforming use or structure, as to which as the Mortgaged Property may be restored or repaired to the full extent necessary to maintain the use of the structure immediately prior to a casualty or the inability to restore or repair to the full extent necessary to maintain the use or structure immediately prior to the casualty would not materially and adversely affect the use or operation of the Mortgaged Property, (ii) are insured by the Title Policy or other insurance policy, (iii) are insured by law and ordinance insurance coverage in amounts customarily required by the Seller for loans originated for securitization that provides coverage for additional costs to rebuild and/or repair the property to current Zoning Regulations or (iv) would not have a material adverse effect on the Mortgage Loan. The terms of the Loan Documents require the Mortgagor to comply in all material respects with all applicable governmental regulations, zoning and building laws.
(25)	Licenses and Permits. Each Mortgagor covenants in the Loan Documents that it shall keep all material licenses, permits and applicable governmental authorizations necessary for its operation of the Mortgaged Property in full force and effect, and to the Seller’s knowledge based upon a letter from any government authorities, zoning consultant’s report or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial, multifamily or, if applicable, manufactured housing community mortgage loans intended for securitization, all such material licenses, permits and applicable governmental authorizations are in effect. The Mortgage Loan requires the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located.
Exhibit B-10

(26)	Recourse Obligations. The Loan Documents for each Mortgage Loan provide that (a) the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from certain acts of the related Mortgagor and/or its principals specified in the related Loan Documents, which acts generally include the following: (i) acts of fraud or intentional material misrepresentation, (ii) misapplication or misappropriation of rents (if after an event of default under the Mortgage Loan), insurance proceeds or condemnation awards, (iii) intentional material physical waste of the Mortgaged Property (but, in some cases, only to the extent there is sufficient cash flow generated by the related Mortgaged Property to prevent such waste), and (iv) any breach of the environmental covenants contained in the related Loan Documents, and (b) the Mortgage Loan shall become full recourse to the related Mortgagor and at least one individual or entity, if the related Mortgagor files a voluntary petition under federal or state bankruptcy or insolvency law.
(27)	Mortgage Releases. The terms of the related Mortgage or related Loan Documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment, or partial Defeasance (as defined in paragraph (32)), in each case, of not less than a specified percentage at least equal to the lesser of (i) 110% of the related allocated loan amount of such portion of the Mortgaged Property and (ii) the outstanding principal balance of the Mortgage Loan, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance (as defined in paragraph (32)), (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation or taking by a State or any political subdivision or authority thereof. With respect to any partial release (including in connection with any partial Defeasance) under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Section 1.860G-2(b)(2) of the Treasury Regulations and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Code Section 860G(a)(3)(A); or (y) the mortgagee or servicer can, in accordance with the related Loan Documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), if the fair market value of the real property constituting such Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) after the release is not equal to at least 80% of the principal balance of the Mortgage Loan (or Whole Loan, as applicable) outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.

In the case of any Mortgage Loan, in the event of a condemnation or taking of any portion of a Mortgaged Property by a State or any political subdivision or authority thereof, whether by legal proceeding or by agreement, the Mortgagor can be required to pay down

Exhibit B-11

the principal balance of the Mortgage Loan in an amount not less than the amount required by the REMIC Provisions and, to such extent, condemnation proceeds may not be required to be applied to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) is not equal to at least 80% of the remaining principal balance of the Mortgage Loan (or Whole Loan, as applicable).

No Mortgage Loan that is secured by more than one Mortgaged Property or that is a Crossed Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to a partial condemnation, other than in compliance with the loan-to-value ratio and other requirements of the REMIC Provisions.

(28)	Financial Reporting and Rent Rolls. Each Mortgage Loan requires the Mortgagor to provide the owner or holder of the Mortgage with quarterly (other than for single-tenant properties) and annual operating statements, and quarterly (other than for single-tenant properties) rent rolls for properties that have leases contributing more than 5% of the in-place base rent and annual financial statements.
(29)	Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2019 (collectively referred to as “TRIA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) did not, as of the date of origination of the Mortgage Loan, and, to the Seller’s knowledge, do not, as of the Cut-off Date, specifically exclude Acts of Terrorism, as defined in TRIA, from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIA, or damages related thereto except to the extent that any right to require such coverage may be limited by commercial availability on commercially reasonable terms, or as otherwise indicated on Exhibit C; provided, however, that if TRIA or a similar or subsequent statute is not in effect, then, provided that terrorism insurance is commercially available, the Mortgagor under each Mortgage Loan is required to carry terrorism insurance, but in such event the Mortgagor shall not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable in respect of the property and business interruption/rental loss insurance required under the related Loan Documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance) at such time, and if the cost of terrorism
Exhibit B-12

insurance exceeds such amount, the Mortgagor is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.

(30)	Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due on sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (which consent, in some cases, may not be unreasonably withheld) and/or complying with the requirements of the related Loan Documents (which provide for transfers without the consent of the lender which are customarily acceptable to the Seller lending on the security of property comparable to the related Mortgaged Property, including, without limitation, transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Loan Documents), (a) the related Mortgaged Property, or any equity interest of greater than 50% in the related Mortgagor, is directly or indirectly pledged, transferred or sold (in each case, a “Transfer”), other than as related to (i) family and estate planning Transfers or Transfers upon death or legal incapacity, (ii) Transfers to certain affiliates as defined in the related Loan Documents, (iii) Transfers of less than, or other than, a controlling interest in the related Mortgagor, (iv) Transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Loan Documents or a Person satisfying specific criteria identified in the related Loan Documents, such as a qualified equityholder, (v) Transfers of stock or similar equity units in publicly traded companies, (vi) a substitution or release of collateral within the parameters of paragraphs (27) and (32) herein or the exceptions thereto set forth on Exhibit C, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan as set forth on Schedule B-1, or future permitted mezzanine debt as set forth on Schedule B-2 or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan or any subordinate debt that existed at origination and is permitted under the related Loan Documents, (ii) purchase money security interests, (iii) any Crossed Mortgage Loan as set forth on Schedule B-3 or (iv) Permitted Encumbrances. The Mortgage or other Loan Documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance.
(31)	Single-Purpose Entity. Each Mortgage Loan requires the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Both the Loan Documents and the organizational documents of the Mortgagor with respect to each Mortgage Loan with a Cut-off Date Balance in excess of $5 million provide that the Mortgagor is a Single-Purpose Entity, and each Mortgage Loan with a Cut-off Date Balance of $20 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents (or if the Mortgage Loan has a Cut-off Date Balance equal to $5 million or less, its organizational documents or the related Loan Documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and
Exhibit B-13

prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Loan Documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Loan Documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Crossed Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

(32)	Defeasance. With respect to any Mortgage Loan that, pursuant to the Loan Documents, can be defeased (a “Defeasance”), (i) the Loan Documents provide for Defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions specified in the Loan Documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Section 1.860G-2(a)(8)(ii) of the Treasury Regulations, the revenues from which will, in the case of a full Defeasance, be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on the maturity date (or on or after the first date on which payment may be made without payment of a yield maintenance charge or prepayment penalty) or, if the Mortgage Loan is an ARD Loan, the entire principal balance outstanding on the Anticipated Repayment Date (or on or after the first date on which payment may be made without payment of a yield maintenance charge or prepayment penalty), and if the Mortgage Loan permits partial releases of real property in connection with partial Defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to the lesser of (a) 110% of the allocated loan amount for the real property to be released and (b) the outstanding principal balance of the Mortgage Loan; (iv) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in clause (iii) above; (v) if the Mortgagor would continue to own assets in addition to the Defeasance collateral, the portion of the Mortgage Loan secured by defeasance collateral is required to be assumed (or the mortgagee may require such assumption) by a Single-Purpose Entity; (vi) the Mortgagor is required to provide an opinion of counsel that the mortgagee has a perfected security interest in such collateral prior to any other claim or interest; and (vii) the Mortgagor is required to pay all rating agency fees associated with Defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with Defeasance, including, but not limited to, accountant’s fees and opinions of counsel.
(33)	Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of any ARD Loan and situations where default interest is imposed.
(34)	Ground Leases. For purposes of this Agreement, a “Ground Lease” shall mean a lease creating a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land, or with respect to air
Exhibit B-14

rights leases, the air, and buildings and other improvements, if any, comprising the premises demised under such lease to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner and does not include industrial development agency (IDA) or similar leases for purposes of conferring a tax abatement or other benefit.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a leasehold estate under a Ground Lease in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of the Seller, its successors and assigns, the Seller represents and warrants that:

(a)	The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease or an estoppel or other agreement received from the ground lessor permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage;
(b)	The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease) that the Ground Lease may not be amended or modified, or canceled or terminated by agreement of lessor and lessee, without the prior written consent of the lender, and no such consent has been granted by the Seller since the origination of the Mortgage Loan except as reflected in any written instruments which are included in the related Mortgage File;
(c)	The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either Mortgagor or the mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);
(d)	The Ground Lease either (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances, or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor’s fee interest in the Mortgaged Property is subject;
(e)	The Ground Lease does not place commercially unreasonable restrictions on the identity of the Mortgagee and the Ground Lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder, and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor;
Exhibit B-15

(f)	The Seller has not received any written notice of material default under or notice of termination of such Ground Lease. To the Seller’s knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease and to the Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;
(g)	The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give to the lender written notice of any default, and provides that no notice of default or termination is effective against the lender unless such notice is given to the lender;
(h)	A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the lender’s receipt of notice of any default before the lessor may terminate the Ground Lease;
(i)	The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by the Seller in connection with loans originated for securitization;
(j)	Under the terms of the Ground Lease, an estoppel or other agreement received from the ground lessor and the related Mortgage (taken together), any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than (i) de minimis amounts for minor casualties or (ii) in respect of a total or substantially total loss or taking as addressed in clause (k) below) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Loan Documents) the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;
(k)	In the case of a total or substantially total taking or loss, under the terms of the Ground Lease, an estoppel or other agreement and the related Mortgage (taken together), any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and
(l)	Provided that the lender cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with lender upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.
Exhibit B-16

(35)	Servicing. The servicing and collection practices used by the Seller with respect to the Mortgage Loan have been, in all respects, legal and have met customary industry standards for servicing of commercial loans for conduit loan programs.
(36)	Origination and Underwriting. The origination practices of the Seller (or the related originator if the Seller was not the originator) with respect to each Mortgage Loan have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit B.
(37)	No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments since origination, and no Mortgage Loan is more than 30 days delinquent (beyond any applicable grace or cure period) in making required payments as of the Closing Date. To the Seller’s knowledge, there is (a) no material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either clause (a) or clause (b), materially and adversely affects the value of the Mortgage Loan or the value, use or operation of the related Mortgaged Property, provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Seller in this Exhibit B. No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Loan Documents.
(38)	Bankruptcy. As of the date of origination of the related Mortgage Loan and to the Seller’s knowledge as of the Cut-off Date, no Mortgagor, guarantor or tenant occupying a single-tenant property is a debtor in state or federal bankruptcy, insolvency or similar proceeding.
(39)	Organization of Mortgagor. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Crossed Mortgage Loan, no Mortgage Loan has a Mortgagor that is an Affiliate of another Mortgagor under another Mortgage Loan. (An “Affiliate” for purposes of this paragraph (39) means, a Mortgagor that is under direct or indirect common ownership and control with another Mortgagor.)
(40)	Environmental Conditions. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements conducted by a reputable environmental consultant in connection with such
Exhibit B-17

Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA either (i) did not identify the existence of recognized environmental conditions (as such term is defined in ASTM E1527-13 or its successor, hereinafter “Environmental Condition”) at the related Mortgaged Property or the need for further investigation with respect to any Environmental Condition that was identified, or (ii) if the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) an amount reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable environmental laws or the Environmental Condition has been escrowed by the related Mortgagor and is held or controlled by the related lender; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, and the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects prior to the Cut-off Date, and, if and as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the Environmental Condition affecting the related Mortgaged Property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action is required); (D) a secured creditor environmental policy or a pollution legal liability insurance policy that covers liability for the Environmental Condition was obtained from an insurer rated no less than A (or the equivalent) by Moody’s, S&P and/or Fitch; (E) a party not related to the Mortgagor was identified as the responsible party for such Environmental Condition and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action. To the Seller’s knowledge, except as set forth in the ESA, there is no Environmental Condition (as such term is defined in ASTM E1527-13 or its successor) at the related Mortgaged Property.

(41)	Appraisal. The Servicing File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Closing Date. The appraisal is signed by an appraiser who is either a Member of the Appraisal Institute (“MAI”) and/or has been licensed and certified to prepare appraisals in the state where the Mortgaged Property is located. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation and has certified that such appraiser had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and its compensation is not affected by the approval or disapproval of the Mortgage Loan.
(42)	Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the mortgage loan schedule attached as Exhibit A to this Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by this Agreement to be contained therein.
Exhibit B-18

(43)	Cross-Collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any mortgage loan that is outside the Trust, except as set forth on Schedule B-3.
(44)	Hospitality Provisions. The Loan Documents for each Mortgage Loan that is secured by a hospitality property operated pursuant to a franchise or license agreement includes an executed comfort letter or similar agreement signed by the related Mortgagor and franchisor or licensor of such property that, subject to the applicable terms of such franchise or license agreement and comfort letter or similar agreement, is enforceable by the Trust (or, in the case of an Outside Serviced Mortgage Loan, by the related Other Securitization Trust) against such franchisor or licensor either (A) directly or as an assignee of the originator, or (B) upon the Seller’s or its designee’s providing notice of the transfer of the Mortgage Loan to the Trust (or, in the case of an Outside Serviced Mortgage Loan, by the seller of the note which is contributed to the related Other Securitization Trust or its designee providing notice of the transfer of such note to the related Other Securitization Trust) in accordance with the terms of such executed comfort letter or similar agreement, which the Seller or its designee (except in the case of an Outside Serviced Mortgage Loan) shall provide, or if neither (A) nor (B) is applicable, except in the case of an Outside Serviced Mortgage Loan, the Seller or its designee shall apply for, on the Trust’s behalf, a new comfort letter or similar agreement as of the Closing Date. The mortgage or related security agreement for each Mortgage Loan secured by a hospitality property creates a security interest in the revenues of such property for which a UCC financing statement has been filed in the appropriate filing office. For the avoidance of doubt, no representation is made as to the perfection of any security interest in revenues to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.
(45)	Advance of Funds by the Seller. After origination, no advance of funds has been made by the Seller to the related Mortgagor other than in accordance with the Loan Documents, and, to the Seller’s knowledge, no funds have been received from any person other than the related Mortgagor or an affiliate for, or on account of, payments due on the Mortgage Loan (other than as contemplated by the Loan Documents, such as, by way of example and not in limitation of the foregoing, amounts paid by the tenant(s) into a lender-controlled lockbox if required or contemplated under the related lease or Loan Documents). Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the Closing Date.
(46)	Compliance with Anti-Money Laundering Laws. The Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 with respect to the origination of the Mortgage Loan, the failure to comply with which would have a material adverse effect on the Mortgage Loan.

For purposes of these representations and warranties, the phrases “the Seller’s knowledge” or “the Seller’s belief” and other words and phrases of like import mean, except where otherwise expressly set forth in these representations and warranties, the actual state of knowledge or belief of the Seller, its officers and employees directly responsible for the underwriting,

Exhibit B-19

origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth in these representations and warranties.

Exhibit B-20

Schedule B-1

List of Mortgage Loans with Existing Mezzanine Debt

None

Schedule B-1-1

Schedule B-2

List of Mortgage Loans with Future Permitted Mezzanine Debt

None

Schedule B-2-1

Schedule B-3

List of Cross-Collateralized and Cross-Defaulted Mortgage Loans

None

Schedule B-3-1

EXHIBIT C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

Representation Number on Exhibit B	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
(6) Lien; Valid Assignment (7) Permitted Liens; Title Insurance	Four Points by Sheraton Times Square – Leased Fee (Loan No. 6)	The Mortgaged Property is owned in fee by the borrower and ground leased by the borrower under a ground lease expiring in 2115 (the “Sheraton Ground Lease”) to a ground tenant which owns the improvements on the Mortgaged Property (other than any residual interest therein following the expiration of the Sheraton Ground Lease), and operates such improvements. The Sheraton Ground Lease provides that the ground tenant has a right of first offer if the borrower desires to transfer, convey or sell (in one or more transactions) all or substantially all of its title in and to the Mortgaged Property. Such right does not apply to any transfer, conveyance or sale pursuant to a foreclosure or deed-in-lieu of foreclosure or other exercise of remedies under the Mortgage Loan and any transfer, conveyance or sale made thereafter.
(6) Lien; Valid Assignment (7) Permitted Liens; Title Insurance	Mountain Industrial Portfolio (Loan No. 1)

Various individual Mortgaged Properties are subject to rights of first refusal or first offer (collectively, “purchase rights”) in favor of single tenants at the related properties, as follows: (i) with respect to the 6735 Trippel Road Mortgaged Property, Amazon.com Services, LLC has purchase rights for the individual property if the landlord elects to sell such property; however, the tenant has agreed that the purchase rights do not apply to foreclosure or deed-in-lieu thereof; (ii) with respect to the 1151 South Graham Road Mortgaged Property, Amazon.com Services LLC has purchase rights for the individual property if the landlord elects to sell such property; however, the tenant has agreed that the purchase rights do not apply to foreclosure or deed-in-lieu thereof; (iii) with respect to the 5440 Haggerty Lane Mortgaged Property, Toyota Tsusho America, Inc. has purchase rights for the individual property if the landlord elects to sell such

Exhibit C-1

Representation Number on Exhibit B	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

property in connection with a bona fide third party offer; (iv) with respect to the 1509 Leestown Road Mortgaged Property, Jim Beam Brands Co. has purchase rights for the individual property if the landlord elects to sell such property in connection with an unsolicited purchase offer; (v) with respect to the 1414 South Council Road Mortgaged Property, Amazon.com Services, LLC has purchase rights for the individual property if the landlord elects to sell such property; however, the tenant has agreed that the purchase rights do not apply to foreclosure or deed-in-lieu thereof; (vi) with respect to the 101 North Campus Drive Mortgaged Property, General Electric Company has purchase rights for the individual property if the landlord elects to sell such property in connection with a bona fide third party offer; (vii) with respect to the 900 Hutchinson Place Mortgaged Property, CBOCS Distribution, Inc. has purchase rights for the individual property if the landlord elects to sell such property; however, the tenant has agreed that the purchase rights do not apply to foreclosure or deed-in-lieu thereof; and (viii) with respect to the 2000 Luna Road Mortgaged Property, Carrier Enterprise, LLC has purchase rights for the individual property if the landlord elects to sell such property to any third party, which purchase rights with respect to the 2000 Luna Road Mortgaged Property are not extinguished by a foreclosure and potentially apply to a deed-in-lieu of foreclosure. In addition, the purchase rights with respect to all of the above Mortgaged Properties are applicable to transfers following a foreclosure or deed-in-lieu thereof.

With respect to the 2300 Westmoreland Street, Richmond, Virginia Mortgaged Property, the Phase I environmental site assessment obtained in connection with loan origination identified a controlled recognized environmental condition (CREC) in connection with a portion of the Mortgaged Property’s having been included with a municipal solid waste and debris landfill operations site between 1952 and 1984. The adjoining property that was also included in the landfill

Exhibit C-2

Representation Number on Exhibit B	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

site received a certificate of completion from Virginia’s Voluntary Remediation Program, pursuant to which onsite landfill material was permitted to remain in place. An environmental restrictive covenant was recorded for the adjacent property restricting groundwater usage, requiring future buildings to have a methane mitigation system and, in the case of soil disturbance, a soil management plan. Because of the Mortgaged Property’s historical use as a landfill, similar use and activity limitations or engineering controls could be imposed in connection with future permitting or construction activities. Due to elevated methane conditions, the Mortgaged Property’s improvements were constructed including a passive methane vapor system as an engineering control.

(6) Lien; Valid Assignment (7) Permitted Liens; Title Insurance	Embassy Plaza (Loan No. 14)

Walgreens, the third largest tenant at the Mortgaged Property, has a right of first refusal (“ROFR”) if the borrower receives from any person or entity a Bona Fide Offer to purchase or otherwise transfer its leasehold interest arising out of its ground lease or any greater estate later acquired by the borrower. The ROFR does not apply to any foreclosure, involuntary transfer or deed in lieu or foreclosure, provided that the recipient of the borrower’s interest in these circumstances, including the lender, is still subject to the ROFR upon subsequent transfers.

A “Bona Fide Offer” is an offer (1) made in writing by a person or entity not related to or affiliated with the borrower or any shareholder, officer, general partner beneficiary or other affiliated person or entity of the borrower and (2) one which the borrower intends to accept.

(16) Insurance	All CREFI Mortgage Loans	The Mortgage Loan documents may permit the related Mortgagor to cause the insurance required at the related Mortgaged Property under the Mortgage Loan documents to be maintained by a tenant, or by a condominium board or association, at the related Mortgaged Property.

Exhibit C-3

Representation Number on Exhibit B	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
(16) Insurance	Four Points by Sheraton Times Square – Leased Fee (Loan No. 6)

The leasehold interest under the Sheraton Ground Lease is subject to a mortgage in favor of a leasehold mortgagee securing a $54,500,000 loan to the ground tenant. The Sheraton Ground Lease provides that the leasehold mortgagee may (i) refuse consent to the use of insurance proceeds to restore the improvements on the Mortgaged Property and (ii) may apply any insurance proceeds to payment of the leasehold mortgage, rather than to restoration or to payment of the Mortgage Loan.

In addition, the Sheraton Ground Lease provides that insurance proceeds in excess of a specified threshold (which was initially $2,000,000 in July 2016, and thereafter increases in the 11th year of the lease and every 10 years thereafter based on a consumer price index formula) are required to be held and disbursed by a depositary chosen by the leasehold mortgagee, which depositary must be a Depositary Institution (and may be the leasehold mortgagee, if it is a Depositary Institution).

“Depositary Institution” means a savings bank, a savings and loan association, a bank or trust company, in each case, which is a national or regional institution that is subject to supervision and regulation by the banking department of any of the United States, the Board of Governors of the Federal Reserve System, the Comptroller of the Currency, the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation or by any successor hereafter exercising similar functions, having assets at the time of its engagement as a Depositary under this Lease of at least Ten Billion and No/00 Dollars ($10,000,000,000.00) based on the most recently published annual financial statements of such institution that are available prior to engagement of the institution as a depositary under the Sheraton Ground Lease.

Exhibit C-4

Representation Number on Exhibit B	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
(16) Insurance	Mountain Industrial Portfolio (Loan No. 1)	The threshold above which the lender has the right to hold and disburse proceeds is 7.5% of the allocated loan amount of the applicable Mortgaged Property.
(24) Local Law Compliance and (25) Licenses and Permits	Chateau Marmont (Loan No. 3)	According to the zoning report received at origination of the Mortgage Loan, the Mortgaged Property includes 51 apartment hotel units and 12 transient occupancy residential structure units. The use of all of the 51 apartment hotel units and 2 of the 12 transient occupancy residential structure units comprise legal non-conforming uses.
(24) Local Law Compliance and (25) Licenses and Permits	550 W 172nd St & 565 W 171st Street (Loan No. 24)	The 550 W 172nd Street Mortgaged Property is legal non-conforming as to use with respect to the portions of the Mortgaged Property used for commercial purposes.
(26) Recourse Obligations	Mountain Industrial Portfolio (Loan No. 1)	With respect to clause (a)(ii), the Mortgage Loan documents do not provide for recourse for misapplication of rents, insurance proceeds or condemnation awards.
(26) Recourse Obligations	All CREFI Mortgage Loans	The Mortgage Loan documents with respect to certain of the Mortgage Loans provide loss recourse for any material breach of the environmental covenants contained in the Mortgage Loan documents.
(27) Mortgage Releases	Mountain Industrial Portfolio (Loan No. 1)	The release price is an amount equal to the lesser of (x) the outstanding principal amount of the related Whole Loan or (y) 105% of the allocated loan amount of the Mortgaged Property being released, until such time that the outstanding principal balance of the related Whole Loan has been reduced to $1,134,000,000 and thereafter, 110% of such allocated loan amount.
(29) Acts of Terrorism Exclusion	All CREFI Mortgage Loans	All exceptions to Representation and Warranty No. 16 are also exceptions to this Representation and Warranty No. 29.
(34)(b) Ground Leases	Mountain Industrial Portfolio (Loan No. 1)	34(a) With respect to the ground lease for the 7569 Golf Course Boulevard Mortgaged Property, no
Exhibit C-5

Representation Number on Exhibit B	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
Portfolio (Loan No. 1)

memorandum of lease was recorded; however, a notice of lease was recorded.

34 (b) With respect to the ground lease for the 7569 Golf Course Boulevard Mortgaged Property, the landlord may not accept any surrender, cancellation, amendment or modification of any material provision of the ground lease without lender’s prior written consent.

Exhibit C-6

EXHIBIT D

FORM OF SELLER CERTIFICATE

BMARK 2026-V22 MORTGAGE TRUST, COMMERCIAL
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2026-V22

CITI REAL ESTATE FUNDING INC. (the “Seller”) hereby certifies as follows:

1.	All of the representations and warranties (except as set forth on Exhibit C) of the Seller under the Mortgage Loan Purchase Agreement, dated as of the Closing Date (the “Agreement”), between Citigroup Commercial Mortgage Securities Inc. and the Seller, are true and correct in all material respects on and as of the date hereof (or as of such other date as of which such representation is made under the terms of Exhibit B to the Agreement) with the same force and effect as if made on and as of the date hereof (or as of such other date as of which such representation is made under the terms of Exhibit B to the Agreement).
2.	The Seller has complied in all material respects with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof, and no event has occurred which would constitute a default on the part of the Seller under the Agreement.
3.	Neither the Prospectus relating to the offering of the Public Certificates, nor the Offering Circular relating to the offering of the Private Certificates (exclusive of the Class VRR Certificates and Class S Certificates, in either case if issued), in the case of the Prospectus, as of the date thereof or as of the date hereof, or in the case of the Offering Circular, as of the date thereof or as of the date hereof, included or includes any untrue statement of a material fact relating to the Seller Information (as such term is defined in the Indemnification Agreement) or omitted or omits to state therein a material fact relating to the Seller Information required to be stated therein or necessary in order to make the statements therein relating to the Seller Information, in the light of the circumstances under which they were made, not misleading.

For the purposes of the foregoing certifications, with respect to any description contained in the Prospectus or the Offering Circular of the terms or provisions of, or servicing arrangements under, any Outside Servicing Agreement, to the extent that such description refers to any terms or provisions of, or servicing arrangements under, the Pooling and Servicing Agreement, the Seller has assumed that the description of such terms or provisions of, or servicing arrangements under, the Pooling and Servicing Agreement contained in the Prospectus or the Offering Circular (i) does not include an untrue statement of a material fact and (ii) does not omit to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Exhibit D-1

Capitalized terms used herein without definition have the meanings given them in the Agreement or, if not defined therein, in the Pooling and Servicing Agreement or, if not defined therein, in the Indemnification Agreement.

[SIGNATURE APPEARS ON THE FOLLOWING PAGE]

Exhibit D-2

Certified this [__] day of [_____], 2026.

CITI REAL ESTATE FUNDING INC.

By:
Name:
Title:
Exhibit D-3

EXHIBIT E

OUTSIDE SERVICED MORTGAGE LOAN PROVISIONS

1.	Pursuant to the related Co-Lender Agreement or Outside Servicing Agreement, payments due to the Trust in respect of the related Mortgage Loan are required to be remitted on or prior to the Business Day following the Determination Date;
2.	Pursuant to the related Outside Servicing Agreement, customary CREFC® reports related to the Mortgage Loan and the Mortgaged Properties are required to be delivered to the Trust or made available through the related Outside Servicer’s or related Outside Certificate Administrator’s website in order to permit the Master Servicer, Special Servicer and Certificate Administrator or Trustee to timely comply with their respective reporting obligations under the Pooling and Servicing Agreement;
3.	Pursuant to the related Outside Servicing Agreement, each party to the Outside Servicing Agreement is required to deliver (and to cause any party engaged by such party to the Outside Servicing Agreement to deliver (or to use commercially reasonable efforts to cause such engaged party to deliver if such engaged party constitutes a “Mortgage Loan Seller Sub-servicer” or a term substantially similar thereto under the Outside Servicing Agreement)) (x) all materials and notices required in order for the holder of the Outside Serviced Mortgage Loan and the Depositor to timely comply with (1) its obligations under the Exchange Act (including any required 10-D, 8-K and 10-K reporting), and (2) any applicable comment letter from the Securities and Exchange Commission or its obligations with respect to a deficient Exchange Act deliverable, and (y) with respect to any Sarbanes-Oxley Certification, the applicable certification to each Certifying Person;
4.	Pursuant to the related Outside Servicing Agreement, customary industry standard indemnification provisions exist for the failure of the applicable parties to timely deliver (or cause to be timely delivered) the materials and notices required pursuant to clause (iii) above;
5.	In connection with (x) any amendment to the Outside Servicing Agreement, a party to such Outside Servicing Agreement is required to provide a copy of (or to provide written notice of and make available) the executed amendment to the Depositor and the Certificate Administrator (which may be by email), in order for the holder of the Outside Serviced Mortgage Loan and the Depositor to timely comply with its obligations under the Exchange Act, and (y) the termination, resignation and/or replacement of any Outside Servicer or Outside Special Servicer, the replacement Outside Servicer or Outside Special Servicer, as applicable, is required to provide all disclosure about itself that is required to be included in Form 8-K no later than the date of effectiveness thereof;
6.	The holder of an Outside Serviced Mortgage Loan is an intended third-party beneficiary of the rights under the Outside Servicing Agreement to the extent such rights affect the related Outside Serviced Mortgage Loan or the holder thereof;
Exhibit E-1

7.	The Outside Servicing Agreement provides that it shall not be amended in any manner that materially and adversely (or words of similar import) affects the holder of the Outside Serviced Mortgage Loan without the consent of such party;
8.	Servicer Termination Events (or any analogous term under the Outside Servicing Agreement) include customary market termination events with respect to failure to make advances, failure to remit payments to the holder of the Outside Serviced Mortgage Loan as required, failure to deliver (or cause to be delivered) materials or notices required in order for the holder of the Outside Serviced Mortgage Loan and the Depositor to timely comply with its obligations under the Exchange Act, and Rating Agency triggers with respect to the Certificates, subject to customary grace periods (provided, in the case of failures related to the Exchange Act, such grace periods do not materially and adversely affect the Depositor or will not cause the Depositor to fail to comply with the applicable provisions of the Exchange Act); and
9.	If the Outside Serviced Mortgage Loan becomes the subject of an Asset Review, the applicable parties to the Outside Servicing Agreement are required to reasonably cooperate with the Asset Representations Reviewer in connection with such Asset Review (or a substantially similar provision), including with respect to providing access to related underlying documents, to the extent the Asset Representations Reviewer has not obtained such documents from the Seller and such documents are in the possession of the applicable party to the Outside Servicing Agreement.

Exhibit E-2

EXHIBIT F

FORM OF DILIGENCE FILE CERTIFICATION
(Benchmark 2026-V22)

Reference is hereby made to that certain Pooling and Servicing Agreement, dated as of May 1, 2026 (the “Pooling and Servicing Agreement”), relating to the issuance of the Benchmark 2026-V22 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2026-V22 (the “Series 2026-V22 Certificates”) and that certain Mortgage Loan Purchase Agreement, dated as of the Closing Date (the “Mortgage Loan Purchase Agreement”), between the undersigned (the “Seller”) and Citigroup Commercial Mortgage Securities Inc. (the “Depositor”), pursuant to which the Seller sold certain Mortgage Loans to the Depositor in connection with the issuance of the Series 2026-V22 Certificates. In accordance with Section 5(h) of the Mortgage Loan Purchase Agreement, the Seller hereby certifies to the Depositor (with a copy to the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Custodian, the Controlling Class Representative, the Asset Representations Reviewer, and the Operating Advisor), as follows:

1.	The Seller has delivered an electronic copy of the Diligence File (as defined in the Pooling and Servicing Agreement) with respect to each Mortgage Loan to the Depositor by uploading such Diligence File to the Designated Site (as defined in the Pooling and Servicing Agreement); and
2.	Each Diligence File uploaded to the Designated Site contains all documents required under the definition of “Diligence File” and each such Diligence File is organized and categorized in accordance with the electronic file structure reasonably requested by the Depositor.

Capitalized terms used herein without definition have the meanings given them in the Mortgage Loan Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has caused this diligence file certification to be executed by its duly authorized officer or representative, the __ day of ______ 202[_].

CITI REAL ESTATE FUNDING INC.

By:
Name:
Title:
Exhibit F-1

EXHIBIT G

FORM OF POWER OF ATTORNEY

RECORDING REQUESTED BY:

LNR Partners, LLC

AND WHEN RECORDED MAIL TO:

LNR Partners, LLC

2340 Collins Avenue, Suite 700

Miami Beach, Florida 33139

Attention: Leticia Alvarez

POWER OF ATTORNEY
(CITI REAL ESTATE FUNDING INC.)

KNOW ALL PERSONS BY THESE PRESENTS, that CITI REAL ESTATE FUNDING INC., as seller under that certain Mortgage Loan Purchase Agreement dated and effective as of the Closing Date (the “Mortgage Loan Purchase Agreement”), does hereby appoint LNR Partners, LLC (in its capacity as special servicer, the “Special Servicer”), under the Pooling and Servicing Agreement dated as of May 1, 2026, between Citigroup Commercial Mortgage Securities Inc., as depositor, Trimont LLC, as master servicer, the Special Servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee, as its true and lawful attorney-in-fact for it and in its name, place, stead and for its use and benefit:

To perform any and all acts which may be necessary or appropriate to enable the Special Servicer to take such action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to any Mortgage Loan (as defined in the Mortgage Loan Purchase Agreement and other than any Mortgage Loan that is an Outside Serviced Mortgage Loan within the meaning of the Pooling and Servicing Agreement) which has not been delivered, assigned or recorded at the time required for enforcement as provided in the Mortgage Loan Purchase Agreement, giving and granting unto the Special Servicer full power and authority to do and perform any and every lawful act necessary, requisite, or proper in connection with the foregoing and hereby ratifying, approving or confirming all that the Special Servicer shall lawfully do or cause to be done by virtue hereof; provided that, if not earlier terminated, this power of attorney shall terminate on the Rated Final Distribution Date (as defined in the Pooling and Servicing Agreement).

Exhibit G-1

IN WITNESS WHEREOF, the undersigned caused this power of attorney to be executed as of the __ day of ______ 2026.

CITI REAL ESTATE FUNDING INC.

By:
Name:
Title:
Exhibit G-2

State of ____}

County of ____}

On _______________________, before me, ______________________________Notary Public, personally appeared ___________________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of ____ that the foregoing paragraph is true and correct.

Witness my hand and official seal.

Notary Public

[SEAL]

My commission expires:

Exhibit G-3

EXHIBIT H

NOTICES

All communications under this Agreement shall be in writing and effective only upon receipt and will be mailed, hand delivered, couriered or sent by electronic mail and confirmed to it, and:

(a)	if sent to the Purchaser, at:

Citigroup Commercial Mortgage Securities Inc.
388 Greenwich Street, 6th Floor
New York, New York 10013
Attention: Richard Simpson

with a copy to:

Citigroup Commercial Mortgage Securities Inc.
390 Greenwich Street, 5th Floor
New York, New York 10013
Attention: Raul Orozco

with a copy to:

Citigroup Commercial Mortgage Securities Inc.
388 Greenwich Street, 17th Floor
New York, New York 10013
Attention: Ryan M. O’Connor

and with electronic copies emailed to:

Richard Simpson at richard.simpson@citi.com, and to
Ryan M. O’Connor at ryan.m.oconnor@citi.com, and to
Raul Orozco at raul.d.orozco@citi.com

(b)	if sent to the Seller, at:

Citi Real Estate Funding Inc.
388 Greenwich Street, 6th Floor
New York, New York 10013
Attention: Richard Simpson

Citi Real Estate Funding Inc.
390 Greenwich Street, 5th Floor
New York, New York 10013
Attention: Raul Orozco

Exhibit H-1

Citi Real Estate Funding Inc.
388 Greenwich Street, 17th Floor
New York, New York 10013
Attention: Ryan M. O’Connor

and with electronic copies emailed to:

Richard Simpson at richard.simpson@citi.com and to
Ryan M. O’Connor at ryan.m.oconnor@citi.com

Raul Orozco at raul.d.orozco@citi.com

Exhibit H-2

EXHIBIT I

REPRESENTATIONS AND WARRANTIES FOR
TRUST SUBORDINATE COMPANION LOAN

NONE

Exhibit I-1